UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

THRESHOLD

PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THRESHOLD PHARMACEUTICALS, INC.

1300 Seaport Boulevard, Suite 500

Redwood City, California 94063

July 31, 2008

Dear Fellow Stockholders:

I am pleased to report that the management and directors have successfully negotiated a private placement of our securities for gross proceeds equal to $18.3 million. The attached Proxy Statement and Notice of Special Meeting of Stockholders describes in detail the proposal, which requires your support to enable us to complete this important transaction.

Our public offerings, and private placements of our equity securities prior to our public offerings, have been a critical source of funding for our operations. Capital raised from private placements such as this one provides important funding for the costs we incur in our research and development, manufacturing, working capital and other key operations. Proceeds from this private placement will enable our company to further advance our goal of creating a leading biotechnology company that develops and commercializes pharmaceuticals that target the microenvironment of solid tumors as novel treatments for patients living with cancer.

THIS FINANCING WILL DILUTE YOUR STOCKHOLDING. HOWEVER, IF STOCKHOLDERS DO NOT APPROVE THE PROPOSAL, WE WILL NOT BE ABLE TO OBTAIN APPROXIMATELY $17.0 MILLION OF NET PROCEEDS NEEDED FOR THE RESEARCH AND DEVELOPMENT AND PRECLINICAL AND CLINICAL TRIALS THAT ARE CRITICAL TO OUR CONTINUED OPERATIONS AND SUCCESS.

The proposal being considered requires that the holders of a majority of all shares of our issued and outstanding common stock vote in favor of the proposal. Each stockholder should take the time to review the attached Proxy Statement and to complete and return the enclosed proxy card.

As of July 25, 2008, the record date, certain investors in the private placement, who include officers and other affiliates of our company, owned approximately 37.5% of the voting power represented by our issued and outstanding common stock. Therefore, in the aggregate, they own enough of our common stock to have a significant effect on the outcome of the proposal. NEVERTHELESS, YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.

Thank you very much for your prompt attention to this important matter.

PLEASE VOTE TODAY.

Dr. Harold E. Selick
Chief Executive Officer

The Proxy Statement is dated July 31, 2008, and is first being mailed or given to stockholders of Threshold Pharmaceuticals, Inc. on or about August 1, 2008.

THRESHOLD PHARMACEUTICALS, INC.

Notice of Special Meeting of Stockholders

To Be Held on August 22, 2008

A Special Meeting of Stockholders of Threshold Pharmaceuticals, Inc., a Delaware corporation, will be held on August 22, 2008 at 12:00 p.m., local time, at our offices at 1300 Seaport Boulevard, Suite 500, Redwood City, California 94063.

The purpose of the Special Meeting is to obtain approval for (a) the issuance and sale to certain investors in the private placement announced on July 10, 2008, including investors who are officers or other affiliates of our company, of 53,823,530 shares of our common stock for $0.34 per share and warrants exercisable for 21,529,413 shares of common stock with an exercise price equal to $0.39 per share (subject to adjustment) and (b) such other business as may properly come before the meeting, including any adjournment or postponement thereof. The approval includes the approval of the issuance to the investors, on a pro rata basis, of a number of warrants (the “Alternate Warrants”) to purchase a number of shares of common stock equal to, in the aggregate, 19.9% of the outstanding shares of common stock as of the date of the Securities Purchase Agreement we entered into on July 9, 2008, in connection with the private placement if our Board of Directors elects not to proceed with the private placement, subject to certain exceptions. The Alternate Warrants will be substantially in the form of the warrants issuable in the private placement except that the exercise price of the Alternate Warrants will be equal to $0.34 per share (subject to adjustment). Each of the amount of shares of common stock, the purchase price payable per share, the amount of shares of common stock issuable upon exercise of the warrants and the per share exercise price of such warrants are subject to adjustment if we effect a stock split, subdivision, dividend or distribution or any similar transaction. On May 13, 2008, our stockholders approved a reverse stock split with a ratio equal to at least one-for-two but not greater than one-for-ten, to be implemented, if deemed necessary by our Board of Directors, at any time within 12 months from our last annual meeting. We may effect a reverse stock split before the closing of the private placement.

Our Board of Directors unanimously recommends that you vote in favor of the foregoing proposal, which we describe more fully in the Proxy Statement accompanying this notice.

Only stockholders of record at the close of business on July 25, 2008 are entitled to notice of and to vote at the meeting.

All stockholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy card.

BY ORDER OF THE BOARD OF DIRECTORS

Dr. Harold E. Selick Chief Executive Officer

Redwood City, California

July 31, 2008

YOUR VOTE IS IMPORTANT!

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND MAIL PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THIS WILL HELP TO ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. ALTERNATIVELY, YOU MAY VOTE YOUR SHARES ON THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON YOUR PROXY CARD. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY CARD OR VOTED.

THRESHOLD PHARMACEUTICALS, INC.

1300 Seaport Boulevard, Suite 500

Redwood City, California 94063

(650) 474-8200

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

We are furnishing this proxy statement and the enclosed proxy card in connection with the solicitation of proxies by our Board of Directors for use at the special meeting of stockholders of Threshold Pharmaceuticals, Inc. to be held on August 22, 2008, at 12:00 p.m., local time, at our principal executive offices located at 1300 Seaport Boulevard, Suite 500, Redwood City, California 94063 and at any adjournments or postponements thereof. These materials are being mailed to stockholders on or about August 1, 2008.

Only holders of our common stock as of the close of business on July 25, 2008, or the Record Date, are entitled to vote at the special meeting. Stockholders who hold shares in “street name” may vote at the special meeting only if they hold a valid proxy from their broker. As of the Record Date, there were 37,414,918 shares of common stock, par value $0.001 per share, outstanding and entitled to vote at the special meeting. There are no statutory or contractual rights of appraisal or similar remedies available to stockholders in connection with any matter to be acted on at the special meeting.

A majority of the outstanding shares of common stock entitled to vote at the special meeting must be present in person or by proxy in order for there to be a quorum at the meeting. Stockholders of record who are present at the meeting in person or by proxy and who abstain from voting, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, will be included in the number of stockholders present at the meeting for purposes of determining whether a quorum is present.

Each stockholder of record is entitled to one vote at the special meeting for each share of common stock held by such stockholder on the Record Date. Stockholders do not have cumulative voting rights. Stockholders may vote their shares by using the proxy card enclosed with this proxy statement. Alternatively, stockholders may vote their shares on the Internet or by telephone by following the instructions on the proxy card. All proxy cards received by us which are properly signed and have not been revoked will be voted in accordance with the instructions contained in the proxy cards. If a signed proxy card is received which does not specify a vote or an abstention, the shares represented by that proxy card will be voted for the approval of the proposed private placement announced on July 10, 2008, as described herein. We are not aware, as of the date hereof, of any matters to be voted upon at the special meeting other than those stated in this proxy statement and the accompanying Notice of Special Meeting of Stockholders. If any other matters are properly brought before the special meeting, the enclosed proxy card gives discretionary authority to the persons named as proxies to vote the shares represented by the proxy card in their discretion.

Under Delaware law and our Amended and Restated Certificate of Incorporation and Bylaws, if a quorum exists at the meeting, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote at the special meeting will be required to approve the proposal to approve the issuance and sale of 53,823,530 shares of common stock for $0.34 per share and warrants to purchase 21,529,413 shares of common stock with an exercise price equal to $0.39 per share (subject to adjustment) and the proposed issuance to the investors, on a pro rata basis, of a number of warrants (the “Alternate Warrants”) to purchase a number of shares of common stock equal to, in the aggregate, 19.9% of the outstanding shares of common stock as of the date of the Securities Purchase Agreement if our Board of Directors elects not to proceed with the private placement, subject to certain exceptions. A properly executed proxy marked “Abstain” with respect to any matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote. Each of the amount of shares of common stock, the purchase price payable per share, the amount of shares of common stock issuable upon exercise of the warrants and the per share exercise price of such warrants are subject to adjustment if we effect a stock split, subdivision, dividend or distribution or any similar transaction. On May 13, 2008, our stockholders approved a reverse stock split with a ratio equal to at least one-for-two but not greater than one-for-ten, to be implemented, if deemed necessary by our Board of Directors, at any time within 12 months from our last annual meeting. We may effect a reverse stock split before the closing of the private placement.

For shares held in “street name” through a broker or other nominee, the broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if stockholders do not give their broker or nominee specific instructions, their shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

There are four different ways to vote your shares:

•	By Internet: You may submit a proxy or voting instructions over the Internet by following the instructions at www.proxyvoting.com/thld.

•	By Telephone: You may submit a proxy or voting instructions by calling (866) 540-5760 and following the instructions.

•	By Mail: If you received your proxy materials via the U.S. mail, you may complete, sign and return the accompanying proxy and voting instruction card in the postage-paid envelope provided.

•

In Person: If you are a stockholder as of the Record Date, you may vote in person at the meeting. Submitting a proxy will not prevent a stockholder from attending the special meeting and voting in person.

A stockholder of record may revoke a proxy at any time before it is voted at the special meeting by (a) delivering a proxy revocation or another duly executed proxy bearing a later date to our Secretary at 1300 Seaport Boulevard, Suite 500, Redwood City, California 94063 or (b) attending the special meeting and voting in person. Attendance at the special meeting will not revoke a proxy unless the stockholder actually votes in person at the meeting. A stockholder who holds shares in “street name” must contact their broker directly to revoke a proxy.

The proxy card accompanying this proxy statement is solicited by our Board of Directors. We will pay all of the costs of soliciting proxies. In addition to solicitation by mail, our officers, directors and employees may solicit proxies personally, or by telephone, without receiving additional compensation. If requested, we will also pay brokers, banks and other fiduciaries that hold shares of common stock for beneficial owners for their reasonable out-of-pocket expenses of forwarding these materials to stockholders.

QUESTIONS AND ANSWERS

ABOUT THE SPECIAL MEETING

Q:	Who is soliciting my proxy?

A:	Our Board of Directors.

Q:	Where and when is the special meeting of stockholders?

A:	The special meeting of stockholders of Threshold Pharmaceuticals, Inc. to be held on August 22, 2008, at 12:00 p.m., local time, at our principal executive offices located at 1300 Seaport Boulevard, Suite 500, Redwood City, California 94063.

Q:	Who can vote at the special meeting?

A:	All stockholders of record at the close of business on the Record Date for the special meeting, will be entitled to notice of and to vote at the special meeting. If on that date, your shares were registered directly in your name with our transfer agent, BNY Mellon Investor Services LLC, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. If on that date, your shares were held in an account at a brokerage firm, bank, dealer or similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the special meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. Nevertheless, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent. As of the close of business on the Record Date, 37,414,918 shares of our common stock were outstanding.

Q:	What constitutes a quorum for the meeting?

A:	A quorum is required for stockholders to conduct business at the special meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock is necessary to establish a quorum at the meeting. On the Record Date there were 37,414,918 shares of our common stock outstanding. Shares present, in person or by proxy, including shares as to which authority to vote on any proposal is withheld, shares abstaining as to any proposal, and broker non-votes (where a broker submits a properly executed proxy but does not have authority to vote a customer’s shares) on any proposal will be considered present at the meeting for purposes of establishing a quorum for the transaction of business at the meeting. Each of these categories will be tabulated separately.

Q:	What proposal are stockholders being asked to consider at the special meeting?

A:	We are seeking approval of our proposal for the issuance and sale, in a private placement to certain investors, including investors who are officers or other affiliates of our company, of 53,823,530 shares of our common stock for $0.34 per share and warrants exercisable for 21,529,413 shares of common stock for an exercise price equal to $0.39 per share (subject to adjustment), with total gross proceeds (before fees and other offering expenses) to us of approximately $18.3 million and net proceeds to us of approximately $17.0 million. We refer to this proposal as the “Proposal” throughout this proxy statement. We describe the Proposal and the private placement in greater detail below. The approval includes the approval of the issuance to the investors, on a pro rata basis, of a number of Alternate Warrants to purchase a number of shares of common stock equal to, in the aggregate, 19.9% of the outstanding shares of common stock as of the date of the Securities Purchase Agreement if our Board of Directors elects not to proceed with the private placement, subject to certain exceptions. The Alternate Warrants will be substantially in the form of the warrants issuable in the private placement except that the exercise price of the Alternate Warrants will be equal to $0.34 per share (subject to adjustment). Each of the amount of shares of common stock, the purchase price payable per share, the amount of shares of common stock issuable upon exercise of the warrants and the per share exercise price of such warrants are subject to adjustment if we effect a stock split, subdivision, dividend or distribution or any similar transaction. On May 13, 2008, our stockholders approved a reverse stock split with a ratio equal to at least one-for-two but not greater than one-for-ten, to be implemented, if deemed necessary by our Board of Directors, at any time within 12 months from our last annual meeting. We may effect a reverse stock split before the closing of the private placement.

Q:	How is the private placement structured?

A:	On July 9, 2008, we entered into a Securities Purchase Agreement with certain investors, including certain officers or other affiliates of our company, or Affiliated Investors, which agreement provides for the issuance and sale by us, in a private placement, to the investors of shares of our common stock and warrants exercisable for shares of our common stock. Pursuant to the Securities Purchase Agreement, we agreed to sell to the investors, and they agreed to purchase from us, an aggregate of 53,823,530 shares of common stock (subject to adjustment) for $0.34 per share (subject to adjustment) and warrants exercisable for 21,529,413 shares of common stock (subject to adjustment), which are exercisable at any time for a 60-month period commencing upon the date of the closing of the private placement for an exercise price equal to $0.39 per share (subject to adjustment), subject to the fulfillment by us of certain terms and conditions, as follows:

•	we shall have obtained the approval of our stockholders to effect the private placement;

•

the representations and warranties we made in the Securities Purchase Agreement shall be true and correct in all material respects as of the date when made and as of the date of the closing of the private placement as though made on and as of such date, other than with respect to representations and warranties of our company which are qualified by materiality or by material adverse effect, which shall be true and correct in all respects;

•

we and each investor shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the transaction documents to be performed, satisfied or complied with by it at or prior to the closing of the private placement, other than with respect to covenants, agreements and conditions of our company which are qualified by materiality or by material adverse effect, which shall be complied with in all respects;

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we shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the shares of common stock at the closing of the private placement;

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trading in our common stock shall not have been suspended by the SEC or any trading market, subject to certain exceptions, at any time since the date of the Securities Purchase Agreement, and our common stock shall have been listed for trading on a trading market at all times since such date;

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no action, suit or proceeding by or before any court or any governmental body or authority, against our company or any subsidiary or pertaining to the transactions contemplated by the Stock Purchase Agreement or their consummation, shall have been instituted on or before the closing date of the private placement, which action, suit or proceeding would, if determined adversely, reasonably be expected to have a material adverse effect on our ability to consummate the transactions contemplated hereby;

•

we shall have delivered all of the document required to be delivered by us under Section 2.2(a) of the Securities Purchase Agreement, such as officers certificates, legal opinions and similar documents generally delivered at the closing of transactions of this type; and

•

there shall have been no change to the identity of the investors that executed and delivered the Securities Purchase Agreement, the number of shares of common stock that each such investor is purchasing under the Securities Purchase Agreement or the aggregate amount of the purchase price in the private placement.

If our Board of Directors elects not to proceed with the private placement for any reason other than a failure by the investors to perform the conditions precedent set forth in the Securities Purchase Agreement, we are required to promptly issue to the investors, in the aggregate, Alternate Warrants to purchase a number of shares of common stock equal to 19.9% of the outstanding shares of common stock as of the date of the Securities Purchase Agreement. The Alternate Warrants will be substantially in the form of the warrants described below except that the exercise price of the Alternate Warrants will be equal to $0.34 per share (subject to adjustment). If issued, the Alternate Warrants will be distributed to each investor on a pro rata basis based upon a fraction, the numerator of which is equal to the amount of the aggregate per share price committed to by the investor and the denominator of which is equal to the aggregate purchase price of the private placement.

Q:	Who are the Affiliated Investors?

A:	The Affiliated Investors include entities affiliated with Felix J. Baker and Julian C. Baker, entities affiliated with Three Arch Partners, entities affiliated with Sutter Hill Ventures, Kevin C. Tang and entities affiliated with Tang Capital Partners, Harold E. Selick, Ph.D., our Chief Executive Officer and a Director, Mark D. Matteucci, Ph.D., our Senior Vice President, Discovery Research, Stewart M. Kroll, our Vice President of Biostatistics and Clinical Operations and John G. Curd, our President and Chief Medical Officer.

As of the Record Date, the Affiliated Investors owned approximately 37.5% of the voting power of our issued and outstanding common stock. Therefore, they own enough of our common stock in the aggregate to have a significant effect the outcome of the Proposal.

More details about our sale of securities to Affiliated Investors are described in the section under the heading “Proposal: Approval of Terms of the Private Placement—Interests of Certain Persons in the Private Placement” beginning on page 20 of this proxy statement.

Q:	Why are we seeking stockholder approval?

A:	We are subject to the rules of The Nasdaq Stock Market Inc. because our common stock is listed on the Nasdaq Capital Market. These rules require us to obtain stockholder approval for any issuance or sale of common stock, or securities convertible into or exercisable for common stock, that is (i) equal to 20% or more of our outstanding common stock before such issuance or sale and (ii) at a price per share below the greater of book or market value at the time of such issuance or sale. The rules also require us to obtain stockholder approval for any issuance that involves a change in control. According to the Nasdaq’s interpretative materials, the Nasdaq presumes that if a stockholder acquires greater than 20% of the common stock or voting power of a company, then absent other factors, such as a larger controlling stockholder, such transaction will be deemed to be a change of control requiring prior stockholder approval. These rules apply to the private placement because:

•

the shares of common stock that we intend to issue and sell in connection with the private placement will comprise approximately 144% of the shares of our common stock outstanding immediately prior to the private placement;

•

the purchase price of the common stock we intend to issue and sell at the closing of the private placement will be $0.34 per share, which is below $0.42 per share, the book value of our common stock as of March 31, 2008; and

•

Entities affiliated with Sutter Hill Ventures, who have agreed to participate in the private placement, will own more than 20% of our issued and outstanding shares of common stock upon the closing of the private placement.

In addition, the Nasdaq has taken the position that the issuance of common stock or securities convertible into or exercisable for common stock by a company to its officers, directors, employees or consultants (or their affiliated entities) in a private placement at a price less than the market value of the stock is considered a form of equity compensation requiring stockholder approval. Although the market price of our common stock was $0.34 per share on the date of the Securities Purchase Agreement, the private placement may be deemed to be offered at a discount to the market value of the common stock due to the accompanying warrants. Further, as the Alternate Warrants, if issued, will be subject to price-based antidilution adjustments, the issuance of common stock to certain of our officers and directors (and their affiliated entities) upon the exercise of any Alternate Warrant, if at all, would be deemed to have been issued at a discount to the market price if any adjustments were made. More details about our sale of securities to Affiliated Investors are described in the section under the heading “Proposal: Approval of Terms of the Private Placement—Interests of Certain Persons in the Private Placement” beginning on page 20 of this proxy statement.

For the above reasons, we are required under Nasdaq rules to obtain stockholder approval prior to issuing and selling the shares and warrants in connection with the private placement or issuing the Alternate Warrants if our Board of Directors elects not to proceed with the private placement.

Q:	Why does the company need to do the private placement?

A:	Development of our product candidates and other operations has required substantial funds, which we have financed through sales of equity securities in public offerings and private placements of common stock. As of March 31, 2008, we had cash, cash equivalents and marketable securities of approximately $17.9 million. We anticipate that with our existing financial resources (before any proceeds from the private placement), our cash will be sufficient to meet our anticipated operating and capital requirements through first quarter of 2009. However, we will continue to require substantial funds to conduct the research, preclinical, and clinical testing necessary to bring our proposed product candidates to market. In addition, we expect to incur significant costs relating to the development and protection of our intellectual property, general administrative expenses and legal fees and manufacturing of our product candidates.

Consequently, our management and Board of Directors determined that we will need to secure additional working capital in order to improve our financial condition and our ability to fund drug development. Accordingly, our management and Board of Directors undertook extensive efforts to identify and evaluate different strategic alternatives, including various forms of private debt and equity financings, strategic partnering arrangements, and strategic acquisitions. On May 7, 2008, we engaged Lazard Freres & Co. LLC, or, Lazard, and MTS Securities, LLC, or MTS, to help us identify financing alternatives. Based on our stock price and the state of the biotech capital market, Lazard, MTS, our management and our Board of Directors agreed that it was unlikely that we would attract sufficient interest among public investors and that a private placement of our publicly-traded common stock (commonly referred to as a “PIPE” financing), targeting certain of our existing stockholders, other private venture capital investors and other institutional investors, had a higher likelihood of success. The section under the heading “Proposal: Approval of Terms of the Private Placement—Background of the Private Placement,” beginning on page 12 of this proxy statement, provides more details on our discussions with Lazard and MTS and extensive meetings and negotiations with prospective investors from May through July 9, 2008. We and the investors executed a Securities Purchase Agreement on July 9, 2008, which provide for the private placement and set forth the terms and conditions of the transaction, as described in more detail under the heading “Proposal: Approval of Terms of the Private Placement—Terms of the Private Placement,” beginning on page 15 of this Proxy Statement.

If we obtain stockholder approval and effect the closing of the private placement, we expect to receive approximately $18.3 million in total gross proceeds (before fees and expenses), and may receive an additional up to $8.4 million in aggregate gross proceeds, if and when all warrants are exercised in full (assuming an exercise price of $0.39 per share, no adjustment of the exercise price and no net or cashless exercise of such warrants).

Capital raised from our public offerings and private placements such as this one provides important funding for the substantial costs we expect to incur in our research and development, manufacturing and clinical trials, working capital and other key operations. Proceeds from the private placement will enable our company to further its goal of creating a leading biotechnology company that develops and commercializes pharmaceuticals that target the microenvironment of solid tumors as novel treatments for patients living with cancer. We also intend to use a part of the proceeds for general corporate purposes.

Our ability to raise funds in the future will depend on many factors, as described in more detail under the heading “Proposal: Approval of Terms of the Private Placement—Reasons for the Private Placement.” If we do not receive the proceeds from the Private Placement, meeting our capital needs on a timely basis and on terms acceptable to us will be more difficult.

Q:	What if the Proposal is not approved?

A:	If our stockholders do not approve the Proposal, we will not be able to close the private placement without violating Nasdaq rules and, accordingly, we will be forced to pursue financing from other sources. Without stockholder approval, it is likely that we will be limited to raising proceeds that are significantly less than the proceeds of this proposed private placement and there is no guarantee that we will be able to obtain alternative sources of financing on terms that are acceptable to us.

Prior to voting, you should consider the fact that our current liquidity and capital resources are limited. Without a sufficient and stable revenue source, our failure to raise additional capital could significantly harm our ability to achieve our intended business objectives, which include the completion of development and commercialization of our product candidates and the continuation of our research and development programs. Any of these adverse events could substantially diminish the value of our common stock and thus your investment in our shares. In addition, we will not be able to issue the Alternate Warrants in their proposed form if our Board of Directors elects not to proceed with the private placement, which may subject us to claims from the proposed investors.

Q:	How do I vote?

A:	If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as directed on the proxy card. If you are a registered stockholder and attend the special meeting, you may deliver your completed proxy card in person.

Q:	Can I change my vote after I return my proxy card?

A:	Yes. Even after you have submitted your proxy card, you may revoke your proxy or change your vote at any time before the proxy is exercised by filing with our Secretary either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the special meeting in person and so request, although attendance at the special meeting will not by itself revoke a previously granted proxy.

Q:	My shares are held in the “street name.” Will my broker vote my shares?

A:	If you hold your shares in “street name,” your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. If you do not give your broker or nominee specific instructions on such a matter, your shares may not be voted. Shares of common stock represented by “broker non-votes” will, however, be counted in determining whether there is a quorum. If you do not instruct your broker on how to vote, because the vote required is based upon the total number of shares of our common stock outstanding on the Record Date, and not just the shares that are voted, this will have the same effect as a vote against the Proposal.

Q:	What vote is required to approve the Proposal?

A:	The affirmative vote of a majority of the votes cast at the special meeting is required to approve the Proposal.

Q:	How does the Board of Directors recommend that I vote on the Proposal?

A:	Our Board of Directors unanimously recommends that you vote in favor of the Proposal.

Q:	Who will bear the cost of this solicitation?

A:	We will pay for the cost of soliciting proxies and may reimburse brokerage firms and others for their expenses in forwarding solicitation material. Solicitation will be made primarily through the use of the mail but our regular employees may, without additional compensation, solicit proxies personally by telephone, e-mail or fax.

Q:	Will the private placement dilute our stockholders’ ownership interest in the company?

A:	Our stockholders will incur immediate and significant dilution of their percentage of stock ownership in our company if the private placement closes. Immediately prior to the execution of the Securities Purchase Agreement, 37,414,918 shares of our common stock were outstanding. If we effect the private placement, a total of 91,238,448 shares of common stock will be outstanding. Our stockholders will also be subject to dilution upon the issuance of shares of our common stock upon the exercise of Alternate Warrants, if any.

However, as we explained above in the answer to the question “What if the Proposal is not approved”, failure to effect the private placement will significantly harm our business and the value of our common stock, and the value of your investment in our common stock could be substantially diminished.

Q:	Where can I find additional information? Who can help answer my questions?

A:	You should carefully review the entire Proxy Statement, which contains important information regarding the Proposal, before voting on the Proposal. We filed a Current Report on Form 8-K with the Securities and Exchange Commission on July 14, 2008, which contains a summary of the private placement and attaches each of the relevant agreements for the private placement as exhibits. These exhibits are also attached for your convenience as Annexes to this proxy statement. We strongly encourage you to carefully review the Form 8-K and the exhibits thereto describing the private placement. The section under the heading “Where You Can Find Additional Information,” on page 22 of this proxy statement, describes additional sources to obtain this Proxy Statement, our public filings under the Securities Exchange Act of 1934, as amended (including the Forms 8-K described above), and other information about our company.

If you would like copies of the July 14, 2008 Form 8-K (including the exhibits thereto) or additional copies of this Proxy Statement, free of charge, or if you have questions about the private placement or the procedures for voting your shares, you should contact: Threshold Pharmaceuticals, Inc., Attention: Investor Relations, 1300 Seaport Boulevard, Suite 500, Redwood City, CA 94063, Telephone: (650) 474-8200.

SECURITY OWNERSHIP BY CERTAIN BENEFICIAL HOLDERS AND MANAGEMENT

The following table sets forth information regarding ownership of our common stock as of June 30, 2008 by (a) each person known to us to own more than 5% of the outstanding shares of our common stock, (b) our principal executive officer, our two other most highly compensated executive officers at the end of fiscal year 2007, and one additional individual who would have been among our most highly compensated executive officers had he been serving in such capacity throughout fiscal year 2007, (c) each of our directors, and (d) all directors and executive officers as a group. The information in this table is based solely on statements in filings with the Securities and Exchange Commission or other information we believe to be reliable.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)	Percent of Shares Beneficially Owned(2)
Stockholders owning more than 5%

Entities affiliated with Felix J. Baker and Julian C. Baker(3)	2,263,000	6.0%
667 Madison Avenue
New York, New York 10021

Entities affiliated with Three Arch Partners(4)	2,440,202	6.5%
3200 Alpine Road
Portola Valley, California 94028

Entities affiliated with Sutter Hill Ventures(5)	2,423,807	6.5%
755 Page Mill Road, Suite A-200
Palo Alto, California 94304-1005

Kevin C. Tang and entities affiliated with Tang Capital Partners(6)	4,751,363	12.7%
4401 Eastgate Mall
San Diego, California 92121

Entities affiliated with Renaissance Technologies LLC(7)	1,990,528	5.3%
800 Third Avenue
New York, New York 10022

Directors and Executive Officers

Harold E. Selick, Ph.D.(8)	1,364,498	3.6%

Bruce C. Cozadd(9)	44,305	* %

David R. Hoffmann(10)	17,083	* %

William A. Halter(11)	85,182	* %

Wilfred E. Jaeger, M.D.(12)	2,488,952	6.7%

George G.C. Parker, Ph.D.(13)	85,182	* %

Michael F. Powell, Ph.D.(14)	926,751	2.5%

John G. Curd, M.D.(15)	43,750	* %

Mark D. Matteucci, Ph.D.(16)	599,527	1.6%

Stewart M. Kroll(17)	113,073	* %

All current directors and executive officers as a group (10 persons)(18)	5,768,303	15.4%

*	Less than 1%.
(1)	Unless otherwise indicated, the address of each of the named individuals is c/o Threshold Pharmaceuticals, Inc., 1300 Seaport Boulevard, Suite 500, Redwood City, California 94063.
(2)

Percentage ownership is based on 37,414,918 shares of our common stock outstanding as of June 30, 2008. Beneficial ownership of shares is determined in accordance with the rules of the Securities and Exchange

Commission and generally includes any shares over which a person exercises sole or shared voting or investment power, or of which a person has the right to acquire ownership within 60 days after June 30, 2008. Except as otherwise noted, each person or entity has sole voting and investment power with respect to the shares shown.

(3)	Pursuant to a Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2008, Baker Biotech Fund I, L.P. is the holder of 567,998 shares, Baker Brokers Life Sciences, L.P. is the holder of 1,629,023 shares, 14159, L.P. is the holder of 48,671 shares and Baker/Tisch Investments, L.P. is the holder of 17,908 shares. By virtue of their ownership of entities that have the power to control the investment decisions of the foregoing limited partnerships, Felix J. Baker and Julian C. Baker may each be deemed to be beneficial owners of the shares owned by such entities and may be deemed to have shared voting and investment power for such shares.
(4)	Pursuant to a Schedule 13G/A filed with the Securities and Exchange Commission on February 12, 2008, this number includes 2,440,202 shares held of record by Three Arch Partners III, L.P. and Three Arch Associates III, L.P. Dr. Jaeger, who serves as a member of our Board of Directors, is a managing member of Three Arch Management III, L.L.C., or TAM III, which is the general partner for Three Arch Partners III, L.P. and Three Arch Associates III, L.P. TAM III may be deemed to have sole power to vote these shares, Mark A. Wan, a managing member of TAM III, may be deemed to have sole power to vote these shares, Dr. Jaeger, a managing member of TAM III, may be deemed to have sole power to vote these shares, and Barclay Nicholson, a managing member of TAM III, may be deemed to have sole power to vote these shares. Dr. Jaeger disclaims beneficial ownership of shares held by Three Arch Partners III, L.P., Three Arch Associates III, L.P. and Three Arch Management III, L.L.C., except to the extent of his pecuniary interest therein.
(5)	Pursuant to a Schedule 13G/A filed with the Securities and Exchange Commission on February 12, 2008, this number includes 23,762 shares held by Sutter Hill Entrepreneurs Fund (AI), L.P., 60,170 shares held by Sutter Hill Entrepreneurs Fund (QP), L.P. and 2,015,685 shares held by Sutter Hill Ventures, a California limited partnership, (collectively, Sutter Hill) over which a managing director of the general partner of such partnerships, shares voting and investment power with nine other managing directors of the general partner of such partnerships. The natural persons who have voting or investment power over the shares held of record by Sutter Hill are David L. Anderson, G. Leonard Baker, Jr., William H. Younger, Jr., Tench Coxe, Gregory P. Sands, James C. Gaither, Jeffrey W. Bird, David E. Sweet, James N. White and Andrew T. Sheehan.
(6)	Pursuant to a Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2008, this number includes 3,987,500 held by Tang Capital Partners, L.P., a Delaware limited partnership, or TCP, of which Tang Capital Management, LLC, or TCM, is the general partner. TCM, as the general partner of TCP, may be deemed to beneficially hold the 3,987,500 shares held by TCP. Kevin C. Tang, as the manager of TCM, may be deemed to beneficially own 4,751,363 shares, including the 3,987,500 shares held by TCP, over which Mr. Tang shares voting and dispositive power with TCM and TCP, 28,300 shares owned by Mr. Tang’s Individual Retirement Account, over which Mr. Tang has sole voting and dispositive power, and 735,563 shares over which Mr. Tang has voting and/or investment power. Mr. Tang disclaims beneficial ownership of all shares except to the extent of his pecuniary interest therein.
(7)	Pursuant to a Schedule 13G filed with the Securities and Exchange Commission on February 13, 2008, this number includes 1,990,528 shares beneficially owned by James H. Simons because of his position as a control person of Renaissance Technologies LLC.
(8)	Includes 206,038 shares subject to options granted to Dr. Selick which are exercisable within 60 days after June 30, 2008. Includes 14,411 shares acquired by Dr. Selick under the 2004 Employee Stock Purchase Plan.
(9)	Includes 44,305 shares subject to options granted to Mr. Cozadd which are exercisable within 60 days after June 30, 2008.
(10)	Includes 17,0833 shares subject to options granted to Mr. Hoffmann which are exercisable within 60 days after June 30, 2008.
(11)	Includes 48,750 shares subject to options granted to Mr. Halter, all of which are exercisable within 60 days June 30, 2008.

(12)	Includes 2,440,202 shares held of record by Three Arch Partners III, L.P. and Three Arch Associates III, L.P. Dr. Jaeger, who serves as a member of our Board of Directors, is a Managing Member of TAM III, which is the general partner for Three Arch Partners III, L.P. and Three Arch Associates III, L.P. TAM III may be deemed to have sole power to vote these shares, Mark A. Wan, a managing member of TAM III, may be deemed to have sole power to vote these shares, Dr. Jaeger, a managing member of TAM III, may be deemed to have sole power to vote these shares, and Barclay Nicholson, a managing member of TAM III, may be deemed to have sole power to vote these shares. Dr. Jaeger disclaims beneficial ownership of shares held by Three Arch Partners III, L.P., Three Arch Associates III, L.P. and Three Arch Management III, L.L.C., except to the extent of his pecuniary interest therein. Also included are 48,750 shares subject to options granted to Dr. Jaeger, which are exercisable within 60 days after June 30, 2008.
(13)	Includes 48,750 shares subject to options granted to Dr. Parker, all of which are exercisable within 60 days after June 30, 2008.
(14)	Includes 878,200 shares held of record by Sofinnova Venture Partners V, LP, Sofinnova Venture Affiliates V, LP and Sofinnova Venture Principals V, LP. The natural persons affiliated with Sofinnova Ventures, Inc. who have voting or investment power over the shares are Dr. Powell, a member of our Board of Directors and a Managing Member of Sofinnova Venture Partners, Alain L. Azan and James I. Healy. Dr. Powell disclaims beneficial ownership of the shares held by Sofinnova Venture Partners V, LP, Sofinnova Venture Affiliates V, LP and Sofinnova Venture Principals V, LP except to the extent of his pecuniary interest therein. Also included are 48,750 shares subject to options granted to Dr. Powell, all of which are exercisable within 60 days after June 30, 2008, and one share jointly owned by Dr. Powell and Tana B. Powell.
(15)	Includes 18,750 shares subject to options granted to Dr. Curd which are exercisable within 60 days after June 30, 2008.
(16)	Includes 74,061 shares subject to options granted to Dr. Matteucci which are exercisable within 60 days after June 30, 2008 and includes 14,523 shares acquired by Dr. Matteucci under the 2004 Employee Stock Purchase Plan.
(17)	Includes 1,898 shares, which we have the right to repurchase as of the date that is 60 days after June 30, 2008. Includes 73,032 shares subject to options granted to Mr. Kroll which are exercisable within 60 days after June 30, 2008 and includes 11,825 shares acquired by Mr. Kroll under the 2004 Employee Stock Purchase Plan.
(18)	Includes outstanding options to purchase 628,269 shares exercisable within 60 days after June 30, 2008.

PROPOSAL:

APPROVAL OF TERMS OF THE PRIVATE PLACEMENT

Background of the Private Placement

Early in 2008, our management and, at a meeting on April 3, 2008, our Board of Directors, determined that we need to secure additional working capital in order to improve our financial condition and our ability to fund drug development. Accordingly, our management and our Board of Directors undertook extensive efforts to identify and evaluate different strategic alternatives, including various forms of private debt and equity financings, strategic partnering arrangements, and strategic acquisitions. On May 7, 2008, we engaged Lazard Freres & Co. LLC, or Lazard, and MTS Securities, LLC, or MTS, to help us identify financing alternatives. Based on our stock price and the state of the biotech capital market, Lazard, MTS, our management and Board of Directors agreed that it was unlikely that we would attract sufficient interest among public investors and that a private placement of our publicly-traded common stock (commonly referred to as a “PIPE” financing), targeting certain of our existing stockholders, other private venture capital investors and other institutional investors, had a higher likelihood of success.

Thereafter, Lazard and MTS, and members of our management contacted approximately 60 potential investors on our behalf. From May 12 through July 7, 2008, members of our senior management met or spoke with the majority of those potential investors and discussed the proposed private placement. During this period, our Board of Directors and senior management discussed the possibility that the Affiliated Investors would participate in the private placement, on terms identical to those negotiated with the non-Affiliated Investors. During the week of July 9, 2008, we continued to negotiate the proposed terms of the private placement with the Affiliated Investors and other potential investors.

On July 8, 2008, a special financing committee formed by our Board of Directors (comprised of Bruce C. Cozzard and David R. Hoffman, neither of whom intended to invest in the private placement) held a number of telephonic meetings to consider the terms and conditions of the private placement and the participation of the Affiliated Investors and, after extensive discussions with our senior management and advisors, resolved to recommend to the Board of Directors that it approve the private placement on the terms negotiated by us as of that date and further approve the participation of the Affiliated Investors in the private placement, subject to stockholder approval. On July 8, 2008, our Board of Directors held a telephonic meeting to discuss and finalize changes to the terms and conditions of the private placement.

On July 9, 2008, we entered into the Securities Purchase Agreement with all of the investors, pursuant to which we agreed to sell to the investors an aggregate of 53,823,530 shares of our common stock for $0.34 per share and warrants exercisable for 21,529,413 shares of our common stock with an exercise price equal to $0.39 per share (subject to adjustment). Each of the amount of shares of common stock, the purchase price payable per share, the amount of shares of common stock issuable upon exercise of the warrants and the per share exercise price of such warrants are subject to adjustment if we effect a stock split, subdivision, dividend or distribution or any similar transaction. On May 13, 2008, our stockholders approved a reverse stock split with a ratio equal to at least one-for-two but not greater than one-for-ten, to be implemented, if deemed necessary by our Board of Directors, at any time within 12 months from our last annual meeting. We may effect a reverse stock split before the closing of the private placement.

A form of the Securities Purchase Agreement and a form of Warrant are provided for your reference as Annexes A and B, respectively, to this Proxy Statement and were also included as exhibits to our Form 8-K filed on July 14, 2008.

We currently plan to complete the private placement as soon as practicable after we receive stockholder approval of the Proposal, but in any event within 10 business days of obtaining such approval. Assuming we obtain stockholder approval of the Proposal and effect the closing of the private placement, we will receive approximately $18.3 million in total proceeds, net of fees and our expenses, from the private placement, and we may receive an additional $8.4 million in aggregate proceeds if and when all warrants issued to the investors are exercised in full (assuming an exercise price of $0.39 per share, no adjustment of the exercise price and no net exercise of warrants, as described below in “Terms of the Private Placement”).

The following table sets forth, for the periods indicated, the high and low sales prices per share of our common stock as reported on the Nasdaq Global Market and the Nasdaq Capital Market, as applicable. Our common stock was transferred from the Nasdaq Global Market to the Nasdaq Capital Market effective as of June 17, 2008.

	High	Low
Year Ended December 31, 2006,
First Quarter	$15.69	$12.80
Second Quarter	$16.98	$3.00
Third Quarter	$3.66	$1.42
Fourth Quarter	$4.23	$2.46

Year Ended December 31, 2007,
First Quarter	$4.10	$1.44
Second Quarter	$2.24	$1.19
Third Quarter	$1.30	$0.65
Fourth Quarter	$0.96	$0.51

Year Ended December 31, 2008,
First Quarter	$0.76	$0.35
Second Quarter	$0.46	$0.31
Third Quarter (through July 18, 2008)	$0.40	$0.31

Under the heading “Terms of the Private Placement” below, we discuss the terms of the private placement. We also discuss the material factors considered by our Board of Directors in determining to proceed with the private placement and unanimously recommend the approval of the private placement by our stockholders under the headings “Reasons for the Private Placement” below.

Reasons for the Private Placement

In reaching their unanimous decision to approve the private placement, and in determining that the private placement is fair to, and in the best interests of, our company and our stockholders, the special financing committee and our Board of Directors carefully considered a number of factors. In reaching the decision, the special financing committee and the Board of Directors consulted with our senior management as well as outside advisors. In view of the complexity and wide variety of information and factors considered in connection with its evaluation of the private placement, the special financing committee and the Board of Directors did not find it practicable to and did not quantify or otherwise assign relative or specific weights to the factors it considered in reaching its determination. Instead, the material factors and the advantages and disadvantages of the private placement considered by the special financing committee and the Board of Directors are set forth below:

•

Development of our product candidates and other operations have required substantial funds. We will continue to require substantial funds to conduct research, pre-clinical, and clinical testing necessary to bring our product candidates to market. In particular, significant capital is required for us to continue our research and development efforts, particularly our clinical trials of TH-302. In addition, we expect to incur significant costs relating to the development and protection of our intellectual property, general administrative expenses and legal fees and manufacturing of our product candidates. However, if we rely only on our existing financial resources, our cash will only be sufficient to meet our anticipated operating and capital requirements through the first quarter of 2009. (see “Use of Proceeds” beginning on page 19 below)

•

Our ability to raise funds depends on many factors, including, among others, the progress of our research, development and drug delivery efforts, our ability to establish collaborative arrangements for clinical testing, progress with pre-clinical studies and clinical trials, the time and cost involved in obtaining regulatory approvals, the costs involved in preparing, filing, prosecuting, maintaining, defending and enforcing patent claims, competing technological and market developments, the determination as to the commercial potential of our product candidates, and the cost and availability of third-party financing. Many of these factors are subject to significant uncertainty.

•

In order to secure additional working capital to improve our financial condition and our ability to fund drug development, our management and Board of Directors have undertaken extensive efforts to identify and evaluate different strategic alternatives, including various forms of private debt and equity financings, strategic partnering arrangements, and strategic acquisitions. On May 7, 2008, we engaged Lazard and MTS to help us identify financing alternatives. Based on our stock price and the state of the biotech capital market, Lazard, MTS, our management and our Board of Directors agreed, after extensive discussions, that it was unlikely that we would attract sufficient interest among public investors in a public offering and that a private placement, structured as a PIPE transaction, targeting certain of our existing stockholders, other private venture capital investors and other institutional investors, had a higher likelihood of success.

•

In evaluating the private placement opportunities potentially available to us, our management and our Board of Directors considered the amount of capital that could be raised through the financing, the capital raising cost of the financing, the length of time that the funds generated would permit operations without the necessity of raising additional financing, the product development milestones that could potentially be achieved through the funds raised and the dilution that these funds would cause to our existing stockholders.

•

In determining the size of the private placement, our Board of Directors also considered the possibility of raising a lower amount of interim financing so as to reduce the dilution on our current stockholders, but given the volatility of the market price of our common stock and the uncertain economic climate, it was determined to be a less attractive alternative as there could be no assurance that we would be able to obtain sufficient additional financing on attractive terms in a timely fashion, or at all, after we exhausted such interim financing.

Our Board of Directors also evaluated certain additional obligations that we agreed to in order to complete the private placement and subsequent consequences, including:

(a) The obligation to file and maintain a resale registration statement covering the shares issued and sold in the private placement (including the shares issuable upon exercise of the warrants), and the potential liquidated damages to which we would be subject if such registration obligation is not timely satisfied (see “Terms of the Private Placement—Terms of the Securities Purchase Agreement—Registration Obligations and Liquidated Damages” beginning on page 15 below);

(b) Once the shares covered by the registration statement become freely tradeable without restriction, their transferability could potentially reduce the market price of our common stock significantly;

(c) If, while any warrants are outstanding and in effect, we were to sell additional equity securities for a purchase price less than $0.39 per share, subject to certain exceptions, the exercise price of the warrants will be adjusted to be equal to such lower price (see “Terms of the Private Placement—Terms of the Warrants—Exercise Price, Adjustment to Exercise Price and Number of Shares” beginning on page 17 below); and

(d) Each investor in the private placement will have the right to participate, assuming they then hold at least 50% of the sum of the shares of common stock they purchased in the private placement and the shares underlying the warrants acquired by such investor in the private placement, on a pro rata basis based upon their percentage interest in our company upon completion of the private placement, in future equity offerings by us until we raise net proceeds of at least $25 million in a single, subsequent financing, subject to certain exceptions.

After a thorough analysis of the advantages and disadvantages of the private placement and an extensive discussion of the terms and conditions, our Board of Directors determined that the importance of the timely and sufficient amount of capital provided by the private placement outweighed the actual or potential adverse impact on our company or our common stock, and therefore the terms and conditions of the private placement are favorable to us given market conditions and the condition of our business.

Terms of the Private Placement

On July 9, 2008, we entered into the Securities Purchase Agreement with the investors. We are requesting in this Proposal that our stockholders approve the sale and issuance of 53,823,530 shares of common stock for $0.34 per share for an aggregate purchase price of approximately $18.3 million and warrants exercisable for 21,529,413 shares of common stock with an exercise price equal to $0.39 per share (subject to adjustment) for an aggregate exercise price of approximately $8.4 million, when and if exercised in full (assuming an exercise price of $0.39 per share, no adjustment of the exercise price and no net exercise, as described below). Each of the amount of shares of common stock, the purchase price payable per share, the amount of shares of common stock issuable upon exercise of the warrants and the per share exercise price of such warrants are subject to adjustment if we effect a stock split, subdivision, dividend or distribution or any similar transaction. On May 13, 2008, our stockholders approved a reverse stock split with a ratio equal to at least one-for-two but not greater than one-for-ten, to be implemented, if deemed necessary by our Board of Directors, at any time within 12 months from our last annual meeting. We may effect a reverse stock split before the closing of the private placement.

The sale of common stock and warrants in the private placement is intended to be exempt from the registration requirements of the Securities Act of 1933, as amended, and we expect to rely upon the Regulation D “safe harbor” provisions promulgated thereunder. The private placement is subject to the fulfillment of conditions that we describe below. We have set forth below the material terms of the private placement.

THIS SUMMARY OF THE TERMS OF THE PRIVATE PLACEMENT IS INTENDED TO PROVIDE YOU WITH BASIC INFORMATION CONCERNING THE TRANSACTION; HOWEVER, IT IS NOT A SUBSTITUTE FOR REVIEWING THE SECURITIES PURCHASE AGREEMENT AND THE FORM OF WARRANT IN THEIR ENTIRETY, WHICH WE HAVE INCLUDED AS ANNEXES A AND B, RESPECTIVELY, TO THIS PROXY STATEMENT. YOU SHOULD READ THIS SUMMARY IN CONJUNCTION WITH SUCH DOCUMENTS.

Terms of the Securities Purchase Agreement

Securities to be Issued to Investors. At the closing of the private placement, we expect to issue and sell 53,823,530 shares of common stock for $0.34 per share for an aggregate purchase price of approximately $18.3 million along with five-year warrants exercisable for 21,529,413 shares of common stock with an exercise price equal to $0.39 per share (subject to customary anti-dilution and other adjustments described below) for an aggregate exercise price of approximately $8.4 million (assuming no adjustment to the exercise price and no net exercise, as described below). Each of the amount of shares of common stock, the purchase price payable per share, the amount of shares of common stock issuable upon exercise of the warrants and the per share exercise price of such warrants are subject to adjustment if we effect a stock split, subdivision, dividend or distribution or any similar transaction. On May 13, 2008, our stockholders approved a reverse stock split with a ratio equal to at least one-for-two but not greater than one-for-ten, to be implemented, if deemed necessary by our Board of Directors, at any time within 12 months from our last annual meeting. We may effect a reverse stock split before the closing of the private placement. The warrants may be exercised at any time for a 60-month period commencing upon the date of the closing of the private placement. We currently expect the closing of the private placement to take place within 10 business days following stockholder approval, if at all, at the special meeting.

Registration Obligations and Liquidated Damages. No later than 30 days after the date of the stockholder approval, or the Filing Date, we are required, at our expense, to file with the SEC a registration statement covering the resale of all shares of common stock issuable in connection with the private placement (including shares of common stock issuable upon exercise of the warrants, if any) for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act. We are required to use best efforts to have such registration statement declared effective by the SEC prior to the date which is the earlier of 90 days after the closing date of the private placement (or 120 days if the SEC reviews the registration statement) and five days after we receive notification that such registration statement will not become subject to review (the “Required Effective Date”), and, subject to our right to suspend the resale of stock under the registration statement in certain circumstances, we are required to use reasonable best efforts to maintain the effectiveness of this registration statement until the date on which the investors may sell all shares (including shares issuable upon exercise of the warrants) then held by the investors without restriction by the volume limitations of Rule 144 of the Securities Act of 1933, as amended. If at any time the SEC takes the position that the resale of the shares of common stock under the registration statement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 as a result of a characterization by the SEC of the transaction described by the registration statement as a primary offering by our company, we will be required to amend the registration statement to cut back all of the shares held by investors on a pro rata basis and to file additional registration statements, when and to the extent allowed by the SEC, until all of the shares have been registered or are no longer required to be registered under the Securities Purchase Agreement.

If the registration statement (a) is not filed by the Filing Date, (b) is not declared effective by the Required Effective Date or (c) subject to certain exceptions, once effective, ceases to be effective and available to investors in the private placement for three or more trading days (whether or not consecutive), we are required to pay the investors in the private placement a cash payment as liquidated damages and not as a penalty. We may suspend sales under the registration statement and/or defer the filing of any subsequent registration statement, for a period of no more than 30 trading days at a time (which may be consecutive) and not more than three times in any 12-month period, if our Board of Directors determines in good faith that (A) it would be materially detrimental to us (other than as relating solely to the price of the common stock) to maintain a registration statement at such time or (B) it is in the best interests of our company to suspend sales under such registration at such time. This cash payment is calculated, for the first month (or pro rata portion thereof) that the defaulting event is ongoing, as 1% of the aggregate purchase price paid by the investors in the private placement and as 2% for each month thereafter, up to a maximum total cash payment equal to 10% of the aggregate purchase price. If the default event lasts less than 30 days, the liquidated damages apply on a pro rata basis for any portion of such a 30-day period. We are also required to pay similar penalties if (a) we fail to deliver a certificate evidencing any securities under the Securities Purchase Agreement within five trading days after delivery of the applicable certificate is required, (b) our common stock is suspended from trading for a period of three trading days (which need not be consecutive) or (c) while the registration statement is required to be in effect, our common stock ceases to be traded on the New York Stock Exchange, the American Stock Exchange, the Nasdaq Stock Market, Inc., or the OTC Bulletin Board®.

Participation Rights. Until we issue equity securities resulting in net proceeds to our company equal to at least $25 million in a single, subsequent transaction, each investor in the private placement has a pro rata right, calculated based upon such investors interest in the Company as of the consummation of the private placement, to participate in any future offering by our company of shares of capital stock or rights, options, or warrants to purchase shares of capital stock or securities of any type whatsoever that are, or may become, convertible into shares of capital stock on the terms and conditions of such financing, other than shares that are issued in sales customarily excluded from such right, including, underwritten public offerings, common stock dividends, shares or options granted or sold under an option plan or as a result of existing obligations to employees, directors or consultants, securities issued as merger or acquisition consideration to acquire another entity or to purchase such entity’s stock or assets, shares issued to vendors, partners or other parties in connection with licenses, strategic partnerships, joint ventures or other similar business arrangements not primarily intended to raise capital, securities issuable as of the date of the Securities Purchase Agreement, and shares approved by the holders of 60% of the common stock sold in connection with the private placement.

Indemnification. We have granted the investors in the private placement customary indemnification rights in connection with the registration statement. The investors have also granted to us customary indemnification rights in connection with the registration statement.

Alternate Warrants. If our Board of Directors elects not to proceed with the private placement for any reason other than a failure by the investors to perform the conditions precedent set forth in the Securities Purchase Agreement, we are required to promptly issue to the investors, in the aggregate, a number of Alternate Warrants to purchase a number of shares of common stock equal to 19.9% of the outstanding shares of common stock as of the date of the Securities Purchase Agreement. The Alternate Warrants shall be substantially in the form of the warrants described below except that the exercise price of the Alternate Warrants will be equal to $0.34 per share (subject to adjustment). If issued, the Alternate Warrants shall be distributed to each investor on a pro rata basis based upon a fraction, the numerator of which is equal to the amount of the aggregate per share price committed to by the investor and the denominator of which is equal to the aggregate purchase price of the private placement.

Terms of the Warrants

Exercise Period. Each of the warrants to be issued in the private placement will be exercisable from the issuance date thereof for a 60-month period and can be exercised in cash or by net exercise, as described below.

Methods of Exercise. The warrants may be exercised for cash at all times during the exercise period, whereby the holders of the warrants deliver the certificates representing the warrants to our company and the then-applicable exercise price for the warrants in exchange for the shares issuable thereunder. In addition, the warrants may be “net exercised” at any time through the exercise period of the warrants. The net exercise provision allows the holder to receive shares of common stock equal to the value of the warrant without paying the exercise price in cash, but rather with the shares underlying the warrant.

Exercise Price, Adjustment to Exercise Price and Number of Shares. The per share exercise price of the warrants is initially $0.39 per share. If we, at any time while any warrant is outstanding, sell or grant any option to purchase, or sell or grant any right to reprice, or otherwise issue any shares of common stock or securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, shares of common stock entitling any person to acquire shares of common stock, at an effective price per share less than $0.39 (subject to adjustment), the exercise price of such warrant shall be lowered to an amount equal to such lower price, subject to certain exemptions and qualifications. For example, the foregoing adjustment shall not apply to issuances of shares that are issued in sales customarily excluded from such right, such as, common stock dividends, shares or options granted or sold under an option plan or as a result of existing obligations to employees, directors or consultants, securities issued as merger or acquisition consideration to acquire another entity or to purchase such entity’s stock or assets, shares issued to vendors, partners or other parties in connection with licenses, strategic partnerships, joint ventures or other similar business arrangements not primarily intended to raise capital, securities issuable as of the date of the Securities Purchase Agreement. The exercise price of the warrants is also subject to adjustment if we effect a stock split, subdivision, dividend or distribution or any similar transaction. On May 13, 2008, our stockholders approved a reverse stock split with a ratio equal to at least one-for-two but not greater than one-for-ten, to be implemented, if deemed necessary by our Board of Directors, at any time within 12 months from our last annual meeting. We may effect a reverse stock split before the closing of the private placement.

Registration Rights. The warrants and the shares of our common stock issuable upon exercise of the warrants are not registered under the Securities Act or any state securities laws. We have granted registration rights to the Investors for the shares of common stock issuable upon the exercise of the warrants. Such registration rights are described in more detail above under the heading “Terms of the Securities Purchase Agreement—Registration Obligations and Liquidated Damages” above.

Conditions to Closing the Private Placement

Under the terms of the Securities Purchase Agreement that governs the private placement, the investors’ obligation to consummate the private placement is subject to meeting the conditions enumerated in the Securities Purchase Agreement, including the following major conditions:

•	we shall have obtained the approval of our stockholders to effect the private placement;

•

the representations and warranties we made in the Securities Purchase Agreement shall be true and correct in all material respects as of the date when made and as of the date of the closing of the private placement as though made on and as of such date, other than with respect to representations and warranties of our company which are qualified by materiality or by material adverse effect, which shall be true and correct in all respects;

•

we and each investor shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the transaction documents to be performed, satisfied or complied with by it at or prior to the closing of the private placement, other than with respect to covenants, agreements and conditions of our company which are qualified by materiality or by material adverse effect, which shall be complied with in all respects;

•

we shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the shares of common stock at the closing of the private placement;

•

trading in our common stock shall not have been suspended by the SEC or any trading market, subject to certain exceptions, at any time since the date of the Securities Purchase Agreement, and our common stock shall have been listed for trading on a trading market at all times since such date;

•

no action, suit or proceeding by or before any court or any governmental body or authority, against our company or any subsidiary or pertaining to the transactions contemplated by the Stock Purchase Agreement or their consummation, shall have been instituted on or before the closing date of the private placement, which action, suit or proceeding would, if determined adversely, reasonably be expected to have a material adverse effect on the ability of our company to consummate the transactions contemplated hereby;

•

we shall have delivered all of the document required to be delivered by us under Section 2.2(a) of the Securities Purchase Agreement, such as officers certificates, legal opinions and similar documents generally delivered at the closing of transactions similar to the private placement; and

•

there shall have been no change to the identity of the investors that executed and delivered the Securities Purchase Agreement, the number of shares of common stock that each such investor agreed to purchase under the Securities Purchase Agreement or the aggregate amount of the purchase price in the private placement.

Stockholder Approval and Nasdaq Stock Market Rules

We are subject to the rules of the Nasdaq Stock Market because our common stock is listed on the Nasdaq Capital Market. These rules require us to obtain stockholder approval for any issuance or sale of common stock, or securities convertible into or exercisable for common stock, that is (i) equal to 20% or more of our outstanding common stock before such issuance or sale and (ii) is at a price per share below the greater of book or market value at the time of such issuance or sale. The rules also require us to obtain stockholder approval for any issuance that involves a change in control. According to the Nasdaq’s interpretative materials, the Nasdaq presumes that if a stockholder acquires greater than 20% of the common stock or voting power of a company, then absent other factors, such as a larger controlling stockholder, such transaction will be deemed to be a change of control requiring prior stockholder approval. These rules apply to the private placement because:

•

the shares of common stock that we intend to issue and sell in connection with the private placement will comprise approximately 144% of the shares of our common stock outstanding immediately prior to the private placement;

•

the purchase price of the common stock we intend to issue and sell at the closing of the private placement will be at $0.34 per share, which is below $0.42 per share, the book value of our common stock as of March 31, 2008; and

•

Entities affiliated with Sutter Hill Ventures, who have agreed to participate in the private placement, will own more than 20% of our issued and outstanding shares of common stock upon the closing of the private placement.

In addition, the Nasdaq has taken the position that the issuance of common stock or securities convertible into or exercisable for common stock by a company to its officers, directors, employees or consultants (or their affiliated entities) in a private placement at a price less than the market value of the stock is considered a form of equity compensation requiring stockholder approval. Although the market price of our common stock was $0.34 per share on the date of the Securities Purchase Agreement, the private placement may be deemed to be offered at a discount to the market value of the common stock due to the accompanying warrants. Further, as the Alternate Warrants, if issued, will be subject to price-based antidilution adjustments, the issuance of common stock to certain of our officers and directors (and their affiliated entities) would be deemed to have been issued at a discount to the market price if any adjustments were made. More details about our sale of securities to Affiliated Investors are described in the section under the heading “Proposal: Approval of Terms of the Private Placement—Interests of Certain Persons in the Private Placement” beginning on page 20 of this proxy statement.

Use of Proceeds

We will receive approximately $18.3 million in gross proceeds from the private placement if we successfully close the private placement. After paying approximately $1.3 million in fees and expenses of the private placement, we intend to use the net proceeds of approximately $17.0 million from the private placement to fund the substantial costs we incur in our research and development, manufacturing and marketing, working capital, other key operations and for general corporate purposes. In particular, we intend to use the proceeds of the private placement to complete our ongoing Phase 1/2 clinical trial evaluating TH-302, our Hypoxia-Activated Prodrug (HAP) for the treatment of various solid tumors, to complete at least one additional Phase 1/2 clinical trial in a new indication, to initiate at least one controlled Phase 2 clinical trial of TH-302 alone or in combination with chemotherapy, on preclinical activities related to another HAP clinical candidate, and for general corporate purposes, including to provide working capital.

Although we expect the private placement to provide us with sufficient capital to fund our operations through the fourth quarter of 2009, we may require substantial additional funds in addition to the proceeds from this private placement to support our continued growth and expansion beyond the fourth quarter of 2009. We may not be able to obtain such additional financing on a timely basis or on terms acceptable to us, if at all.

Dilutive Effect

The closing of the private placement will have an immediate and significant dilutive effect on our current stockholders in that the percentage ownership of current stockholders will decline as a result thereof. The number of shares issued pursuant to the private placement will increase substantially the number of shares of common stock currently outstanding or potentially outstanding upon the exercise of warrants. This means that our current stockholders will own a smaller percentage interest in our company as a result of the private placement except to the extent they participate in the private placement. Immediately prior to the execution and delivery of the Securities Purchase Agreement, 37,414,918 shares of our common stock were outstanding. If the closing of the private placement occurs, a total of 91,238,448 shares of common stock and warrants to purchase a total of 21,529,413 shares of common stock will have been issued. Based on the shares of common stock outstanding immediately prior to the execution and delivery of the Securities Purchase Agreement, stockholders immediately prior to the execution and delivery of the Securities Purchase Agreement will incur dilution of 59.0% (67.0% if the warrants issued in both closings were exercised in full).

For purposes of example only, a stockholder who owned 10% of our outstanding stock immediately prior to the execution and delivery of the Securities Purchase Agreement would own approximately 4.1% of the shares outstanding immediately after the closing of the private placement (or 3.3% had all the warrants issued in the private placement been immediately exercised in full after the closing), provided that the stockholder did not participate in the private placement.

Our stockholders will also be subject to dilution upon the issuance of shares of our common stock upon the exercise of Alternate Warrants, if any.

Interests of Certain Persons in the Private Placement

Certain of the investors in the private placement are Affiliated Investors, which means they are either officers, directors or affiliates of our company. The following table sets forth the beneficial ownership of each Affiliated Investor in our common stock immediately prior to the execution and delivery of the Securities Purchase Agreement, the number of shares and warrants that such Affiliated Investor has agreed to purchase in the private placement, and the beneficial ownership of such Affiliated Investor immediately following the private placement, assuming that such Affiliated Investor immediately exercised its warrant in full:

Affiliated Investors in the Private Placement(1)	Shares Held Prior to Private Placement	Shares Issued in Private Placement	Warrant Shares Issuable in Private Placement(2)	Beneficial Ownership After Private Placement
				Total Shares and Warrant Shares	Percentage of Shares Outstanding(3)
Entities affiliated with Felix J. Baker and Julian C. Baker	2,263,300	6,764,706	2,705,882	11,733,888	10.4%
Entities affiliated with Three Arch Partners	2,488,952	5,882,353	2,352,941	10,724,246	9.5%
Entities affiliated with Sutter Hill Ventures	2,423,807	17,647,059	7,058,824	27,129,690	24.1%
Kevin C. Tang and entities affiliated with Tang Capital Partners	4,751,363	4,411,765	1,764,706	10,927,834	9.7%
Harold E. Selick, Ph.D.	1,364,498	294,118	117,646	1,776,262	1.6%
Mark D. Matteucci, Ph.D.	599,527	955,882	382,353	1,937,762	1.7%
Stewart M. Kroll	113,073	73,529	29,412	216,014	*
John G. Curd, M.D.	43,750	147,059	58,824	249,633	*

*	Less than 1%.
(1)	Beneficial ownership of each Affiliate Investor is computed on the same basis as that in the table on page 9. The affiliate relation of each investor with our company is explained in the footnote with respect to such investor to the table on pages 9 – 11.
(2)	Refers to shares issuable upon exercise of warrants in the private placement, which equal 40.0% of the shares which may be acquired by each Affiliated Investor in the private placement and are exercisable for a 60-month period commencing upon the closing of the private placement.
(3)	Based on 91,238,448 shares issuable in connection with the private placement and 21,529,413 shares issuable in connection with the exercise of warrants issuable in connection with the closing of the private placement; assumes the full exercise of all of the warrants, which is shown here solely for purpose of illustration and does not indicate beneficial ownership of all such shares under the SEC rules for calculating beneficial ownership, which are referred to on page 9 under the heading “Security Ownership of Certain Beneficial Owners and Management”. The form of warrant contains provisions which prevent a warrant holder from exercising such warrant to the extent that such exercise would cause the warrant holder to beneficially own in excess of 9.9% of our outstanding common stock.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that the stockholders vote FOR the approval of the sale and issuance of 53,823,530 shares of our common stock (subject to adjustment) for a purchase price equal to $0.34 per share (subject to adjustment) and warrants exercisable for a total of 21,529,413 shares of our common stock (subject to adjustment) at an exercise price equal to $0.39 per share (subject to adjustment) to those prospective investors who are party to the Securities Purchase Agreement, in exchange for aggregate gross proceeds of $18.3 million and the issuance to the investors, on a pro rata basis, of a number of Alternate Warrants equal to, in the aggregate, 19.9% of the outstanding shares of common stock as of the date of the Securities Purchase Agreement if our Board of Directors elects not to proceed with the private placement, subject to certain exceptions.

By Order of the Board of Directors

Dr. Harold E. Selick Chief Executive Officer

Redwood City, California

July 31, 2008

YOUR VOTE IS IMPORTANT!

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND MAIL PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THIS WILL HELP TO ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. ALTERNATIVELY, YOU MAY VOTE YOUR SHARES ON THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON YOUR PROXY CARD. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY CARD OR VOTED.

OTHER MATTERS

We know of no other matters that will be presented for consideration at the special meeting. If any other matters properly come before the special meeting, it is the intention of the persons named in the accompanying form of Proxy and voting instructions to vote the shares they represent as the Board of Directors may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy card.

INCORPORATION BY REFERENCE

We incorporate by reference the filed documents listed below, except as superseded, supplemented or modified by this prospectus, and any future filings we will make with the Commission under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, other than information that furnished but deemed by the rules of the Commission not to have been filed:

•	our Annual Report on Form 10-K, for the year ended December 31, 2007;

•	our Quarterly Report on Form 10-Q for the quarter ended March 31, 2008;

•	our Current Reports on Form 8-K filed with the SEC on February 29, 2008, March 12, 2008, April 18, 2008, May 5, 2008, June 17, 2008; and July 14, 2008; and

•

the description of our common stock contained in our Registration Statement on Form 8-A filed with the SEC on January 28, 2005, as amended February 4, 2005, and any amendment or report filed with the SEC for the purpose updating such description.

You should rely on the information contained (or incorporated by reference) in this proxy statement. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated July 31, 2008. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date (or as of an earlier date if so indicated in this proxy statement).

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read, without charge, and copy the documents we file at the SEC’s public reference rooms at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You can request copies of these documents by writing to the SEC and paying a fee for the copying cost. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Our SEC filings are also available to the public at no cost from the SEC’s website at www.sec.gov. We have not incorporated by reference into this prospectus the information on our website, and you should not consider it to be a part of this document.

You may obtain a free copy of this proxy statement (including the annexes hereto), our annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K and amendments to those reports on the day of filing with the SEC on our website at http://www.thresholdpharm.com or by contacting the Investor Relations Department at our corporate offices by calling (650) 474-8200.

Annex A

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of July 9, 2008, by and among Threshold Pharmaceuticals, Inc., a Delaware corporation with headquarters located at 1300 Seaport Boulevard, Redwood City, CA 94063 (the “Company”), and each investor identified on the signature pages hereto (individually, an “Investor” and collectively, the “Investors”).

BACKGROUND

A. The Company and each Investor are executing and delivering this Agreement in reliance upon the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act.

B. Each Investor, severally and not jointly, wishes to purchase, and the Company wishes to sell, subject to the Stockholder Approval (as defined herein) and upon the terms and conditions stated in this Agreement, (i) that aggregate number of shares of the common stock, par value $0.001 per share, of the Company (the “Common Stock”), set forth on such Investor’s signature page to this Agreement for a price per share equal to $0.34 (the “Per Share Price”) (which aggregate amount for all Investors together shall be 53,823,530 shares of Common Stock and shall collectively be referred to herein as the “Shares,” for an aggregate purchase price of $18,300,000 (the “Purchase Price”)) and (ii) warrants, in substantially the form attached hereto as Exhibit A (the “Warrants”), to acquire up to that number of additional shares of Common Stock set forth on such Investor’s signature page to this Agreement (the shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants issued to the Investors, which aggregate amount for all Investors together shall be 21,529,413, collectively, the “Warrant Shares”).

C. The Shares, the Warrants and the Warrant Shares issued or issuable pursuant to this Agreement are collectively referred to herein as the “Securities.”

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Investors agree as follows:

ARTICLE I

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act.

“Agent” has the meaning set forth in Section 3.1(l).

“Agreement” has the meaning set forth in the Preamble.

“Alternate Warrants” has the meaning set forth in Section 4.9.

“Best Efforts” means the efforts that a prudent person desirous of achieving a result would use in similar circumstances to ensure that such result is achieved as expeditiously as practical; provided, however, that an obligation to use Best Efforts under this Agreement does not require the Company to dispose of or make any change to its business, expend any material funds or incur any other material burden.

“Bloomberg” shall mean Bloomberg Financial Markets.

“Business Day” means any day other than Saturday, Sunday, any day which shall be a federal legal holiday in the United States or any day on which banking institutions in The State of New York are authorized or required by law or other governmental action to close.

“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

“Closing Bid Price” shall mean, for any security as of any date, the last closing bid price for such security on the Trading Market, as reported by Bloomberg, or, if the Trading Market begins to operate on an extended hours basis and does not designate the closing bid price, then the last bid price of such security prior to 4:00:00 p.m., New York Time, as reported by Bloomberg, or, if the Trading Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the Eligible Market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.); provided, that if the Closing Bid Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as mutually determined by the Company and the applicable Investors.

“Closing Date” shall mean the seventh Business Day following the date that the Company has satisfied the conditions to closing set forth in Section 5.1, including the receipt of Stockholder Approval, or such other time as shall be mutually agreed to by the Company and each Investor.

“Company” has the meaning set forth in the Preamble.

“Company Counsel” means Morrison & Foerster LLP, counsel to the Company.

“Common Stock” has the meaning set forth in the Preamble.

“Contingent Obligation” has the meaning set forth in Section 3.1(aa).

“Convertible Securities” means any stock or securities (other than Options) convertible into or exercisable or exchangeable for Common Stock.

“Disclosure Materials” has the meaning set forth in Section 3.1(g).

“Effective Date” means the date that the Registration Statement is first declared effective by the SEC.

“Effectiveness Period” has the meaning set forth in Section 6.1(b).

“8-K Filing” has the meaning set forth in Section 4.5.

“Eligible Market” means any of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or OTC Bulletin Board.

“Environmental Laws” has the meaning set forth in Section 3.1(dd).

“Evaluation Date” has the meaning set forth in Section 3.1(x).

“Event” has the meaning set forth in Section 6.1(d).

“Event Payments” has the meaning set forth in Section 6.1(d).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Events” has the meaning set forth in Section 6.1(d)(iii).

“Excluded Investors” means (i) Lazard Freres & Co. LLC and its Affiliates, and (ii) MTS Investment Advisors, Inc. and its Affiliates.

“Exempt Issuance” shall mean the issuance of: (a) shares of Common Stock or Convertible Securities, or options to employees, officers or directors of the Company pursuant to any stock or option plan duly adopted for such purpose by the Board of Directors or a majority of the members of a committee established for such purpose; (b) securities upon the exercise of the Warrants and/or the exercise or conversion of Convertible Securities issued and outstanding on the date of this Agreement; provided, that such securities have not been amended since the date hereof to increase the number of such securities or to decrease the exercise, exchange or conversion price of such securities; (c) securities issuable in accordance with existing obligations of the Company to Company employees, officers, directors, consultants or agents; (d) securities issuable to any employees or former agents of the Company in satisfaction of or in settlement of any disputes or controversies concerning the terms of such person’s employment or separation from the Company; (e) securities issued for consideration other than cash pursuant to a merger, consolidation, acquisition, licensing or similar business combination the primary purpose of which is not to raise equity capital; (f) securities issued in connection with any stock split, stock dividend, recapitalization or similar transaction by the Company; (g) securities issued as consideration, whether in whole or in part, to any person or entity for providing services or supplying goods to the Company; (h) securities issued to any entity which is or will be, itself or through its subsidiaries or affiliates, an operating company in a business related to or complementary with the business of the Company and in which the Company receives material benefits in addition to the investment of funds; (i) securities issued pursuant to any equipment leasing arrangement; (j) securities issued to pay all or a portion of any investment banking, finders or similar fee or commission, which entitles the holders thereof to acquire shares of Common Stock at a price not less than the market price of the Common Stock on the date of such issuance and which is not subject to any adjustments other than on account of stock splits and reverse stock splits; and (k) any other securities as may be mutually agreed in writing prior to their issuance by the Company and the Investors holding 60% of the shares of Common Stock purchased under this Agreement.

“Filing Date” means the date that is thirty (30) days after the date of the Stockholder Approval or, if such date is not a Business Day, the next date that is a Business Day.

“GAAP” has the meaning set forth in Section 3.1(g).

“Hazardous Materials” has the meaning set forth in Section 3.1(dd).

“Indebtedness” has the meaning set forth in Section 3.1(aa).

“Indemnified Party” has the meaning set forth in Section 6.4(c).

“Indemnifying Party” has the meaning set forth in Section 6.4(c).

“Insolvent” has the meaning set forth in Section 3.1(h).

“Intellectual Property Rights” has the meaning set forth in Section 3.1(t).

“Investor” has the meaning set forth in the Preamble.

“Lien” means any lien, charge, claim, security interest, encumbrance, right of first refusal or other restriction.

“Losses” means any and all losses, claims, damages, liabilities, settlement costs and expenses, including, without limitation, reasonable attorneys’ fees.

“Material Adverse Effect” means (i) a material adverse effect on the results of operations, assets, business or financial condition of the Company and the Subsidiaries taken as a whole on a consolidated basis or (ii) material and adverse impairment of the Company’s ability to perform its obligations under any of the Transaction Documents; provided, that none of the following alone shall be deemed, in and of itself, to constitute a Material Adverse Effect: (i) a change in the market price or trading volume of the Common Stock or (ii) changes in general economic conditions or changes affecting the industry in which the Company operates generally (as opposed to Company-specific changes).

“Material Permits” has the meaning set forth in Section 3.1(v).

“Options” means any outstanding rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

“Per Share Price” shall have the meaning set forth in the preamble.

“Person” has the meaning set forth in Section 3.1(aa).

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, a partial proceeding, such as a deposition), whether commenced or threatened in writing.

“Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Purchase Price” shall have the meaning set forth in the preamble.

“Registrable Securities” means the Shares and the Warrant Shares issued or issuable pursuant to the Transaction Documents, together with any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

“Registration Statement” means each registration statement required to be filed under Article VI, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Regulation D” has the meaning set forth in the Preamble.

“Required Effectiveness Date” means (i) if the Registration Statement does not become subject to review by the SEC, the date which is the earliest of (a) ninety (90) days after the Closing Date or (b) five (5) Trading Days after the Company receives notification from the SEC that the Registration Statement will not become subject to review, or (ii) if the Registration Statement becomes subject to review by the SEC, the date which is the earliest of (a) one hundred twenty (120) days after the Closing Date or (b) five (5) Trading Days after the Company receives notification from the SEC that the SEC has no further comment to the Registration Statement.

“Rule 144,” “Rule 415,” and “Rule 424” means Rule 144, Rule 415 and Rule 424, respectively, promulgated by the SEC pursuant to the Securities Act, as such Rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

“SEC” has the meaning set forth in the Preamble.

“SEC Reports” has the meaning set forth in Section 3.1(g).

“Securities” has the meaning set forth in the Preamble.

“Securities Act” has the meaning set forth in the Preamble.

“Shares” has the meaning set forth in the Preamble.

“Short Sales” has the meaning set forth in Section 3.2(i).

“Stockholder Approval” means the approval by the Company’s stockholders of the issuance of all the Securities. In order to solicit such Stockholder Approval, the Company shall as soon as practical provide each stockholder entitled to vote at a special meeting of stockholders of the Company (the “Stockholder Meeting”) a proxy statement meeting the requirements of Section 14 of the Exchange Act and the related rules and regulations promulgated thereunder by the SEC (the “Proxy Statement”) soliciting each such stockholder’s affirmative vote at the Stockholder Meeting, which meeting shall be called promptly but in no event later than forty-five (45) days from the date hereof (unless the Proxy Statement relating to the Stockholder Meeting is reviewed by the SEC, in which case such date shall be extended to ninety (90) days from the date hereof), for approval of resolutions approving the Company’s issuance of all of the Securities in accordance with the law and the rules and regulations of Nasdaq and the Delaware General Corporation Law, and the Company shall use its Best Efforts to solicit its stockholders’ approval of such resolutions. The Proxy Statement shall contain a recommendation by the Board of Directors of the Company that the resolutions approving the Company’s issuance of all Securities be approved. Notwithstanding any other provision of this Agreement, no Securities shall be issued under this Agreement to any Investor prior to the Stockholder Approval except in accordance with the rules and interpretations of Nasdaq. The Company and the Investors shall cooperate with one another (i) in connection with the preparation of the Proxy Statement, and (ii) in taking such actions or making any such filings, furnishing information required in connection with the Proxy Statement and seeking timely to obtain any such actions, consents, approvals or waivers. The Investors and their counsel shall be given no less than five (5) Trading Days to review and comment on the Proxy Statement before that document (or any amendment thereto) is filed with the SEC, and reasonable and good faith consideration shall be given to any comments made by such party and its counsel. Each of the Investors and the Company shall provide the other party and its counsel with (x) any comments or other communications, whether written or oral, that such party or its counsel may receive from time to time from the SEC or its staff with respect to the Proxy Statement promptly after receipt of those comments or other communications and (y) a reasonable opportunity to participate in the response to those comments and to provide comments on that response (to which reasonable and good faith consideration shall be given), including by participating in any discussions or meetings with the SEC.

“Subsidiaries” or “Subsidiary” means the direct or indirect subsidiaries of the Company.

“Trading Day” means (i) a day on which the Common Stock is traded on a Trading Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed or quoted on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not listed or quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported by the Pink Sheets LLC (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

“Transaction” has the meaning set forth in Section 3.2(i).

“Transaction Documents” means this Agreement, the schedules and exhibits attached hereto, the Warrants, the Transfer Agent Instructions and any confidentiality agreements entered into between the Company and any Investors.

“Transfer Agent” means Mellon Investor Services LLC, located at 525 Market Street, Suite 3500, San Francisco, California 94105, or any successor transfer agent for the Company.

“Transfer Agent Instructions” means, with respect to the Company, the Irrevocable Transfer Agent Instructions, in the form of Exhibit E, executed by the Company and delivered to and acknowledged in writing by the Transfer Agent.

“Warrants” has the meaning set forth in the Preamble.

“Warrant Shares” has the meaning set forth in the Preamble.

ARTICLE II

PURCHASE AND SALE

2.1 Closing. Subject to the Stockholder Approval and the terms and conditions of this Agreement, on the Closing Date, each Investor shall severally, and not jointly, purchase, and the Company shall sell and issue to each Investor, the Shares and the Warrants in the respective amounts set forth on such Investor’s signature page to this Agreement attached hereto in exchange for a payment by such Investor of the Per Share Price multiplied by the number of Shares set forth on such Investor’s signature page to this Agreement. The date and time of the Closing shall be 11:00 a.m., New York City time, on the Closing Date, or such later date agreed to between the Company and the holders of a majority in interest of the Shares. The Closing shall take place at the offices of the Company’s Counsel.

2.2 Closing Deliveries.

(a) At or prior to the Closing, as the case may be, the Company shall effect, deliver or cause to be delivered to each Investor the following:

(i) a copy of the Company’s irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver, on an expedited basis, one or more stock certificates, free and clear of all restrictive and other legends (except as expressly provided in Section 4.1(b) hereof), evidencing such number of Shares set forth on such Investor’s signature page to this Agreement, registered in the name of such Investor;

(ii) a Warrant, issued in the name of such Investor, pursuant to which such Investor shall have the right to acquire such number of Warrant Shares set forth on such Investor’s signature page to this Agreement;

(iii) duly executed Transfer Agent Instructions acknowledged by the Transfer Agent;

(iv) a legal opinion of Company Counsel, in the form of Exhibit C, executed by such counsel and delivered to the Investors;

(v) a certificate of the Secretary of the Company, dated as of the Closing Date, (a) certifying the resolutions adopted by the Board of Directors of the Company approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Securities, (b) certifying the current versions of the certificate of incorporation, as amended and by-laws of the Company and (c) certifying as to the signatures and authority of persons signing the Transaction Documents and related documents on behalf of the Company; and

(vi) a certificate of the Chief Executive Officer or Chief Financial Officer of the Company, dated as of the Closing Date, certifying to the fulfillment of the conditions specified in Section 5.1(a) and (b).

(b) At the Closing, each Investor shall deliver or cause to be delivered to the Company an amount representing such Investor’s share of the Purchase Price for the Shares and Warrants as set forth on the signature pages to this Agreement in United States dollars (the number of Shares to be purchased by such Investor multiplied by the Per Share Price) and in immediately available funds, by wire transfer to an account designated in writing to such Investor by the Company for such purpose.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. The Company hereby represents and warrants to the Investors as follows (which representations and warranties shall be deemed to apply, where appropriate, to any Subsidiary of the Company):

(a) Subsidiaries. The Company owns or controls, directly or indirectly, all of the capital stock or comparable equity interests of each Subsidiary free and clear of any Lien, and all issued and outstanding shares of capital stock or comparable equity interest of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights; and the Company owns or controls, directly or indirectly, only the following corporations, partnerships, limited liability partnerships, limited liability companies, associations or other entities: THLD Enterprises (UK), Limited, a United Kingdom limited liability company.

(b) Organization and Qualification. The Company and each Subsidiary is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite legal authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. The Company and each Subsidiary is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(c) Authorization; Enforcement. The Company has the requisite corporate authority to enter into and, subject to obtaining the Stockholder Approval, to consummate the transactions contemplated by each of the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents to which it is a party by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Company and no further consent or action is required by the Company, its Board of Directors or its stockholders (other than the Stockholder Approval). Each of the Transaction Documents to which it is a party has been (or upon delivery will be) duly executed by the Company and is, or when delivered in accordance with the terms hereof, will constitute, the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d) No Conflicts. The execution, delivery and performance of the Transaction Documents to which it is a party by the Company and, assuming the Stockholder Approval is obtained, the consummation by the Company of the transactions contemplated hereby and thereby do not, and will not, (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound, or affected, except to the extent that such conflict, default, termination, amendment, acceleration or cancellation right would not reasonably be expected to have a Material Adverse Effect, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or any Subsidiary is subject (including, assuming the accuracy of the representations and warranties of the Investors set forth in Section 3.2 hereof, federal and state securities laws and regulations and the rules and regulations of any self-regulatory organization to which the Company or its securities are subject, including all applicable Trading Markets), or by which any property or asset of the Company or any Subsidiary are bound or affected, except to the extent that such violation would not reasonably be expected to have a Material Adverse Effect.

(e) Securities. Upon receipt of the Stockholder Approval, the Securities (including the Warrant Shares) shall be duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens and will not be subject to preemptive or similar rights of stockholders (other than those imposed by the Investors). The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable upon exercise of the Warrants.

(f) Capitalization. The SEC Reports accurately report the number of shares and type of all authorized, issued and outstanding shares of capital stock of the Company as of the respective dates of such reports. All outstanding shares of capital stock are duly authorized, validly issued, fully paid and nonassessable and have been issued in compliance in all material respects with all applicable securities laws. Except as a result of the purchase and sale of the Shares and Warrants that may be issued pursuant to this Agreement and, except as described in the SEC Reports, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to shares of capital stock of the Company, or, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of capital stock of the Company, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of its capital stock or rights convertible or exchangeable into shares of its capital stock. The issuance and sale of the Securities will not result in a right of any holder of outstanding securities of the Company to adjust the exercise, conversion, exchange or reset price under any outstanding securities. To the knowledge of the Company, except as disclosed in the SEC Reports and any Schedules 13D or 13G filed with the SEC pursuant to

Rule 13d-1 of the Exchange Act by reporting persons or in Schedule 3.1(f) hereto, no Person or group of related Persons beneficially owns (as determined pursuant to Rule 13d-3 under the Exchange Act), or has the right to acquire, by agreement with or by obligation binding upon the Company, beneficial ownership of in excess of 5% of the outstanding shares of any class of the capital stock of the Company.

(g) SEC Reports; Financial Statements. Except as set forth on Schedule 3.1(g), the Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the twelve (12) months preceding the date hereof on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension and has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two (2) years preceding the date hereof. Such reports required to be filed by the Company under the Exchange Act during the two (2) years preceding the date of this Agreement, including pursuant to Section 13(a) or 15(d) thereof, together with any materials filed or furnished by the Company under the Exchange Act during the two (2) years preceding the date of this Agreement, whether or not any such reports were required being collectively referred to herein as the “SEC Reports” and, together with this Agreement and the Schedules to this Agreement, the “Disclosure Materials”. As of their respective dates (or, if amended or superseded by a filing prior to the Closing Date, then on the date of such filing), the SEC Reports filed by the Company complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed (or, if amended or superseded by a filing prior to the Closing Date, then on the date of such filing) by the Company, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing (or, if amended or superseded by a filing prior to the Closing Date, then on the date of such filing). Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements, the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP or may be condensed or summary statements, and fairly present the consolidated financial position of the Company and its Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments. All material agreements to which the Company or any Subsidiary is a party or to which the property or assets of the Company or any Subsidiary are subject are included as part of or identified in the SEC Reports, to the extent such agreements are required to be included or identified pursuant to the rules and regulations of the SEC.

(h) Material Changes; Undisclosed Events, Liabilities or Developments; Solvency. Since the date of the latest audited financial statements included within the SEC Reports, except as disclosed in the SEC Reports, (i) there has been no event, occurrence or development that, individually or in the aggregate, has had or that would reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any material liabilities other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the SEC, (iii) the Company has not altered its method of accounting or changed its auditors, except as disclosed in its SEC Reports, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders, in their capacities as such, or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, except for the repurchase of shares of Common Stock from employees, consultants or service providers in connection with the termination of services pursuant to agreements with the Company providing for such repurchase right, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to Company stock-based plans in existence as of the date of this Agreement. The Company has not taken any steps to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. The Company is not, as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Closing, will not be, Insolvent (as defined below). For purposes of this Section 3.1(h), “Insolvent” means (i) the present fair saleable value of the Company’s assets is less than the amount required to pay the Company’s total Indebtedness (as defined in Section 3.1(aa)), (ii) the Company is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (iii) the Company intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature or (iv) the Company has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

(i) Absence of Litigation. Except as disclosed in the SEC Reports, as of the date hereof, there is no action, suit, claim, or Proceeding, or, to the Company’s knowledge, inquiry or investigation, before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any of their respective properties or assets that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(j) Compliance. (i) Neither the Company nor any Subsidiary is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received written notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), the default under of violation of which would reasonably be expected to have a Material Adverse Effect, (ii) neither the Company nor any Subsidiary is in violation of any order of any court, arbitrator, or governmental body which would reasonably be expected to have a Material Adverse Effect, and (iii) neither the Company nor any Subsidiary is or has been in violation of any statute, rule or regulation of any governmental authority, the violation of which would reasonably be expected to have a Material Adverse Effect.

(k) Title to Assets. Neither the Company nor any Subsidiary owns real property. The Company and each Subsidiary has good and marketable title in all personal property owned by them that is material to the business of the Company and each Subsidiary, in each case free and clear of all Liens, except for Liens that would not, individually or in the aggregate, reasonably be expected to have or result in a Material Adverse Effect. Any real property and facilities held under lease by the Company or any Subsidiary is held by it under valid, subsisting and enforceable leases of which the Company and each Subsidiary is in material compliance.

(l) No General Solicitation; Placement Agents’ Fees. Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. The Company acknowledges that is has engaged Lazard Freres & Co. LLC and MTS Investment Advisors, Inc. as the placement agents (each an “Agent”, and collectively, the “Agents”) in connection with the sale of the Securities. Other than the Agents, the Company has not engaged any other placement agent or other agent in connection with the sale of the Securities and the Company shall be responsible for the payment of any placement agents’ fees, financial advisory fees, or brokers’ commission (other than for persons engaged by any Investor or its investment advisor) relating to or arising out of the issuance of the Securities pursuant to this Agreement.

(m) Private Placement; Investment Company; U.S. Real Property Holding Corporation. Neither the Company nor any of its Affiliates nor, any Person acting on the Company’s behalf has, directly or indirectly, at any time within the past six (6) months, made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by the

Company of the Securities as contemplated hereby or (ii) cause the offering of the Securities pursuant to the Transaction Documents to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or stockholder approval provisions, including, without limitation, under the rules and regulations of any Trading Market. Assuming the accuracy of the representations and warranties of the Investors set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Investors as contemplated hereby. The sale and issuance of the Securities hereunder does not contravene the rules and regulations of any Trading Market on which the Common Stock is listed or quoted. The Company is not required to be registered as, and is not an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company is not required to be registered as a United States real property holding corporation within the meaning of the Foreign Investment in Real Property Tax Act of 1980.

(n) Form S-1 Eligibility. The Company is eligible to register the Registrable Securities for resale by the Investors using Form S-1 promulgated under the Securities Act.

(o) Listing and Maintenance Requirements. Except as disclosed in the SEC Reports, the Company has not, in the twelve (12) months preceding the date hereof, received notice (written or oral) from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market.

(p) Registration Rights. Except as described the SEC Reports as of the date hereof, the Company has not granted or agreed to grant to any Person any rights (including “piggy-back” registration rights) to have any securities of the Company registered with the SEC or any other governmental authority that have not expired or been satisfied or waived.

(q) Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s charter documents or the laws of its state of incorporation that is or could become applicable to any of the Investors as a result of the Investors and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including, without limitation, as a result of the Company’s issuance of the Securities and the Investors’ ownership of the Securities.

(r) Disclosure. The Company confirms that neither it nor any of its officers, directors or Affiliates, has provided any of the Investors (other than Excluded Investors or those certain investors who signed a confidentiality agreement with the Company) or their agents or counsel with any information that constitutes or might constitute material, nonpublic information (other than the existence and terms of the issuance of Securities, as contemplated by this Agreement). The Company understands and confirms that each of the Investors (other than Excluded Investors or those certain investors who signed a confidentiality agreement with the Company) will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided by the Company to the Investors regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement furnished by or on behalf of the Company, are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. To the Company’s knowledge, except for the transactions contemplated by this Agreement, no event or circumstance has occurred or information exists with respect to the Company or any Subsidiary or their businesses, properties, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed. The Company acknowledges and agrees that no Investor (other than Excluded Investors) makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those set forth in the Transaction Documents.

(s) Acknowledgment Regarding Investors’ Purchase of Securities. Based upon the assumption that the transactions contemplated by this Agreement are consummated in all material respects in conformity with the Transaction Documents, the Company acknowledges and agrees that each of the Investors (other than Excluded Investors) is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that no Investor (other than Excluded Investors) is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Investor (other than Excluded Investors) or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Investors’ purchase of the Securities. The Company further represents to each Investor that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its advisors and representatives.

(t) Patents and Trademarks. As of the date hereof, the Company and each Subsidiary owns, or possesses adequate rights or licenses to use, all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights necessary to conduct their respective businesses as now conducted (“Intellectual Property Rights”), except as would not reasonably be expected to have a Material Adverse Effect. None of the Company’s or any Subsidiary’s Intellectual Property Rights have expired or terminated. As of the date hereof, the Company does not have any knowledge of any infringement by the Company or any Subsidiary of Intellectual Property Rights of others. Except as disclosed in the SEC Reports, as of the date hereof, there is no claim, action or proceeding being made or brought, or to the knowledge of the Company, being threatened, against the Company or any Subsidiary regarding its Intellectual Property Rights.

(u) Insurance. The Company and each Subsidiary is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses and locations in which the Company and each Subsidiary is engaged.

(v) Regulatory Permits. The Company and each Subsidiary possesses all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as presently conducted and described in the SEC Reports as of the date hereof (“Material Permits”), except where the failure to possess such permits would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, and neither the Company nor any Subsidiary has received any written notice of proceedings relating to the revocation or modification of any Material Permit.

(w) Transactions With Affiliates and Employees. Except as set forth or incorporated by reference in the Company’s SEC Reports, as of the date hereof, none of the officers, directors or employees of the Company is presently a party to any transaction with the Company or to any presently contemplated transaction with the Company that would be required to be reported on Form 10-K by Item 13 thereof pursuant to Regulation S-K Item 404(a) (other than for ordinary course services as employees, officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the Company’s knowledge, any corporation, partnership, trust or other entity in which any such officer, director, or employee has a substantial interest or is an officer, director, trustee or partner.

(x) Internal Accounting Controls. The Company and its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the SEC’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by the Company’s most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the Company’s internal control over financial reporting (as such term is defined in the Exchange Act) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(y) Sarbanes-Oxley Act. The Company is in compliance with the applicable requirements of the Sarbanes-Oxley Act of 2002 and applicable rules and regulations promulgated by the SEC thereunder, except where such noncompliance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(z) Foreign Corrupt Practices. Neither the Company nor any Subsidiary nor, to the knowledge of the Company, any director, officer, agent, employee or other Person acting on behalf of the Company or any Subsidiary has, in the course of its actions for, or on behalf of, the Company (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee or to any foreign or domestic political parties or campaigns from corporate funds; (iii) violated or is in violation in any material respect of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

(aa) Indebtedness. Except as disclosed in the SEC Reports, as of the date hereof, neither the Company nor any Subsidiary (i) has any outstanding Indebtedness (as defined below), (ii) is in violation of any term of or is in default under any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, and (iii) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the reasonable judgment of the Company’s officers, has or is reasonably expected to have a Material Adverse Effect. For purposes of this Agreement: (x) “Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; (y) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; and (z) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, a government or any department or agency thereof and any other legal entity.

(bb) Employee Relations. Neither the Company nor any Subsidiary is a party to any collective bargaining agreement or employs any member of a union. The Company believes that its relations with its employees are as disclosed in the SEC Reports. Except as disclosed in the SEC Reports, as of the date hereof, no executive officer of the Company or any Subsidiary has notified the Company or any Subsidiary that such officer intends to leave the Company or a Subsidiary, as applicable, or otherwise terminate such officer’s employment with the Company or a Subsidiary, as applicable. To the knowledge of the Company or any Subsidiary, as of the date hereof, no executive officer of the Company or any Subsidiary is in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any Subsidiary to any liability with respect to any of the foregoing matters.

(cc) Labor Matters. The Company and each Subsidiary is in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(dd) Environmental Laws. The Company and each Subsidiary (i) is in compliance with any and all Environmental Laws (as hereinafter defined), (ii) has received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) is in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

(ee) Subsidiary Rights. The Company or its Subsidiaries have the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its Subsidiaries as owned by the Company.

(ff) Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and each Subsidiary (i) has made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

(gg) The Company is not, and was not in the past, a “Shell Company” (as defined in Rule 405 promulgated under the Securities Act).

3.2 Representations and Warranties of the Investors. Each Investor hereby, as to itself only and for no other Investor, represents and warrants to the Company as follows:

(a) Organization; Authority. Such Investor is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate, partnership or other power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The purchase by such Investor of the Securities hereunder has been duly authorized by all necessary corporate, partnership or other action on the part of such Investor. This Agreement has been duly executed and delivered by such Investor and constitutes the valid and binding obligation of such Investor, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) No Public Sale or Distribution. Such Investor is (i) acquiring the Shares and the Warrants and (ii) upon exercise of the Warrants will acquire the Warrant Shares issuable upon exercise thereof, in the ordinary course of business for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws, and such Investor does not have a present arrangement to effect any distribution of the Securities to or through any person or entity; provided, however, that by making the representations herein, such Investor does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

(c) Investor Status. At the time such Investor was offered the Securities, it was, at the date hereof it is, and on the date which it exercises any Warrants it will be an “accredited investor” as defined in Rule 501(a) under the Securities Act or a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. Such Investor is not a registered broker dealer registered under Section 15(a) of the Exchange Act, or a member of the Financial Industry Regulatory Association (“FINRA”) or an entity engaged in the business of being a broker dealer. Except as otherwise disclosed in writing to the Company on Exhibit B-2 (attached hereto) on or prior to the date of this Agreement, such Investor is not affiliated with any broker dealer registered under Section 15(a) of the Exchange Act, or a member of FINRA or an entity engaged in the business of being a broker dealer.

(d) General Solicitation. Such Investor is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media, broadcast over television or radio, disseminated over the Internet or presented at any seminar or any other general solicitation or general advertisement.

(e) Experience of Such Investor. Such Investor, either alone or together with its representatives has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Investor understands that it must bear the economic risk of this investment in the Securities indefinitely, and is able to bear such risk and is able to afford a complete loss of such investment.

(f) Access to Information. Such Investor acknowledges that it has reviewed the Disclosure Materials and has been afforded: (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information (other than material non-public information for those certain investors who did not enter into a confidentiality agreement with the Company) about the Company and each Subsidiary and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Investor or its representatives or counsel shall modify, amend or affect such Investor’s right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company’s representations and warranties contained in the Transaction Documents. Such Investor acknowledges receipt of copies of the SEC Reports.

(g) No Governmental Review. Such Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(h) No Conflicts. The execution, delivery and performance by such Investor of this Agreement and the consummation by such Investor of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of such Investor or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Investor is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Investor, except in the case of clauses (ii) and (iii) above, for such that are not material and do not otherwise materially adversely affect the ability of such Investor to consummate the transactions contemplated hereby.

(i) Prohibited Transactions; Confidentiality. No Investor, directly or indirectly, and no Person acting on behalf of or pursuant to any understanding with any Investor, has engaged in any purchases or sales in the securities, including derivatives, of the Company (including, without limitation, any Short Sales (a “Transaction”) involving any of the Company’s securities) since the time that such Investor was first contacted by the Company, an Agent or any other Person regarding an investment in the Company. Such Investor covenants that neither it nor any Person acting on its behalf or pursuant to any understanding with such Investor will engage, directly or indirectly, in any Transactions in the securities of the Company (including Short Sales) prior to the time the transactions contemplated by this Agreement are publicly disclosed. “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, derivatives and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker-dealers or foreign regulated brokers.

(j) Restricted Securities. The Investors understand that the Securities are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances.

(k) Legends. It is understood that, except as provided in Section 4.1(b) of this Agreement, certificates evidencing such Securities may bear the legend set forth in Section 4.1(b).

(l) No Legal, Tax or Investment Advice. Such Investor understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Investor in connection with the purchase of the Securities constitutes legal, tax or investment advice. Such Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities. Such Investor understands that each Agent has acted solely as an agent of the Company in this placement of the Securities, and that neither Agent makes any representation or warranty with regard to the merits of this transaction or as to the accuracy of any information such Investor may have received in connection therewith. Such Investor acknowledges that he has not relied on any information or advice furnished by or on behalf of such Agent.

(m) Such Investor shall have completed or caused to be completed and delivered to the Company upon the execution of this Agreement, the Questionnaires attached hereto as Exhibits B1-B3, and the answers to such Questionnaires are true and correct in all material respects as of the date of this Agreement and will be true and correct in all material respects as of the Closing Date and the effective date of the Registration Statement; provided, that such Investor shall be entitled to update such information by providing notice thereof to the Company before the effective date of such Registration Statement.

ARTICLE IV

OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer Restrictions.

(a) The Investors covenant that the Securities will only be disposed of pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with any applicable state securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or to the Company, or pursuant to Rule 144, the Company may require the transferor to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act. Notwithstanding the foregoing, the Company hereby consents to and agrees to register on the books of the Company and with its Transfer Agent, without any such legal opinion, except to the extent that the transfer agent requests such legal opinion, any transfer of Securities by an Investor to an Affiliate of such Investor, provided that the transferee certifies to the Company that it is an “accredited investor” as defined in Rule 501(a) under the Securities Act and provided that such Affiliate does not request any removal of any existing legends on any certificate evidencing the Securities.

(b) The Investors agree to the imprinting, until no longer required by this Section 4.1(b), of the following legend on any certificate evidencing any of the Securities:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

Certificates evidencing the Shares and the Warrant Shares shall not be required to contain such legend or any other legend (i) while a registration statement (including the Registration Statement) covering the resale of the Shares and the Warrant Shares is effective under the Securities Act, (ii) following any sale of such Securities pursuant to Rule 144 if the holder provides the Company with a representation letter executed by such holder that is reasonably acceptable to the Company and its counsel to the effect that the Securities can be sold under Rule 144, (iii) if the Securities are eligible for sale under Rule 144, or (iv) if the holder provides the Company with a representation letter executed by such holder that is reasonably acceptable to the Company and its counsel to the effect that the legend is not required under applicable requirements of the Securities Act (including controlling judicial interpretations and pronouncements issued by the Staff of the SEC). Following the Effective Date and provided the registration statement referred to in clause (i) above is then in effect, or at such earlier time as a legend is no longer required for certain Securities, the Company will no later than three (3) Trading Days following the delivery by an Investor to the Company or the Transfer Agent (if delivery is made to the Transfer Agent a copy shall be contemporaneously delivered to the Company) of (i) a legended certificate representing such Securities (and, in the case of a requested transfer, endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect transfer), and (ii) an opinion of counsel to the extent required by Section 4.1(a), deliver or cause to be delivered to such Investor a certificate representing such Securities that is free from all restrictive and other legends. Upon the written request of the Holder and provided that the Transfer Agent is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program, the Company shall use commercially reasonable efforts to reissue such Securities to which a Holder is entitled to such Holder’s or its designee’s balance account with DTC through its Deposit Withdrawal Agent Commission system (“DWAC”) provided that the Holder provides the Company the reasonably necessary details to effect the foregoing DWAC delivery. When the Company is required to cause an unlegended certificate to replace a previously issued legended certificate, if: (1) the unlegended certificate is not delivered to a Investor within three Trading Days of submission by that Investor of a legended certificate and supporting documentation to the Company and its counsel as provided above and (2) prior to the time such unlegended certificate is received by the Investor, the Investor, or any third party on behalf of such Investor or for the Investor’s account, purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Investor of shares represented by such certificate (a “Buy-In”), then the Company shall either (i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such shares of Common Stock) or credit such Holder’s balance account with DTC shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such shares of Common Stock or credit such Holder’s balance account with DTC and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Bid Price on the date of exercise. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section.

(c) The Company will not object to and shall permit (except as prohibited by law) an Investor to pledge or grant a security interest in some or all of the Securities in connection with a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement, and if required under the terms of such arrangement, the Company will not object to and shall permit (except as prohibited by law) such Investor to transfer pledged or secured Securities to the pledgees or secured parties. Except as required by law, such a pledge or transfer would not be subject to approval of the Company, no legal opinion of the pledgee, secured party or pledgor shall be required in connection therewith (but such legal opinion shall be required in connection with a subsequent transfer or foreclosure following default by the Investor transferee of the pledge), and no notice shall be required of such pledge. Each Investor acknowledges that the Company shall not be responsible for any pledges relating to, or the grant of any security interest in, any of the Securities or for any agreement, understanding or arrangement between any Investor and its pledgee or secured party. At the appropriate Investor’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling

Stockholders thereunder. Provided that the Company is in compliance with the terms of this Section 4.1(c), the Company’s indemnification obligations pursuant to Section 6.4 shall not extend to any Proceeding or Losses arising out of or related to this Section 4.1(c).

4.2 Furnishing of Information. Until the date that all Investors owning Shares, Warrants or Warrant Shares may sell all of them under Rule 144(b) of the Securities Act (or any successor provision) without compliance with Rule 144(c) of the Securities Act (or any successor provision), the Company covenants to use its commercially reasonable efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. During such period, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Investors and make publicly available in accordance with Rule 144 such information as is required for the Investors to sell the Shares and Warrant Shares under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request to satisfy the provisions of this Section 4.2.

4.3 Integration. The Company shall not, and shall use its commercially reasonable efforts to ensure that no Affiliate thereof shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Investors or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market.

4.4 Reservation of Securities. The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may be required to fulfill its obligations to issue such Securities under the Transaction Documents. In the event that at any time the then authorized shares of Common Stock are insufficient for the Company to satisfy its obligations to issue such Securities under the Transaction Documents, the Company shall promptly take such actions as may be required to increase the number of authorized shares.

4.5 Securities Laws Disclosure; Publicity. The Company shall, at or before 9:00 a.m., New York time, on the first Trading Day following execution of this Agreement, issue a press release disclosing all material terms of the transactions contemplated hereby and shall file such press release as an exhibit to a Form 8-K. The Company shall reflect in such Form 8-K when so filed with the SEC such comments relating to such Investor as such Investor may reasonably propose. In the event such Form 8-K is not filed by the Company, the Investors shall each have the right to make a public disclosure, in the form of a press release, of the transactions contemplated hereby only upon the review and approval of such public disclosure by the Company, which such approval shall not be unreasonably withheld. Within four (4) Trading Days of the execution of this Agreement, the Company shall file a Current Report on Form 8-K with the SEC (the “8-K Filing”) describing the terms of the transactions contemplated by the Transaction Documents and including as exhibits to such Current Report on Form 8-K the Transaction Documents (including the schedules and the names, and addresses of the Investors and the amount(s) of Securities respectively purchased) and the form of Warrants, in the form required by the Exchange Act. Thereafter, the Company shall timely file any filings and notices required by the SEC or applicable law with respect to the transactions contemplated hereby and provide copies thereof to the Investors promptly after filing. Except as herein provided, neither the Company nor any Subsidiary shall publicly disclose the name of any Investor, or include the name of any Investor in any press release without the prior written consent of such Investor (which consent shall not be unreasonably withheld or delayed), unless otherwise required by law, regulatory authority or Trading Market. Neither the Company nor any Subsidiary shall, nor shall any of their respective officers, directors, employees and agents, provide any Investor with any material nonpublic information regarding the Company or any Subsidiary from and after the issuance of the above referenced press release without the express written consent of such Investor.

4.6 Use of Proceeds. The Company intends to use the net proceeds from the sale of the Securities for working capital and general corporate purposes. The Company also may use a portion of the net proceeds, currently intended for general corporate purposes, to acquire or invest in technologies, products or services that complement its business, although the Company has no present plans or commitments and is not currently engaged in any material negotiations with respect to these types of transactions.

4.7 Participation Rights.

(a) Each Investor, for so long as it holds at least 50% of the sum of (i) the original number of Shares issued to such Investor under this Agreement and (ii) the number of Warrant Shares underlying the Warrants issued to such Investor under this Agreement, will have the right to purchase its pro rata share of any future offering by the Company of shares of capital stock of the Company or rights, options, or warrants to purchase shares of capital stock of the Company or securities of any type whatsoever that are, or may become, convertible into shares of capital stock of the Company on the terms and conditions of such financing; provided, that underwritten public offerings and Exempt Issuances will be excluded from this right. For purposes of the foregoing, the pro rata share of any Investor shall be equal to a fraction, the numerator of which is the number of Shares purchased by the Investor under this Agreement and the denominator of which is all of the outstanding shares of the Common Stock of the Company upon the consummation of the sale of Shares pursuant to this Agreement. This Section 4.7 shall terminate and cease to have any force or effect on such date as the Company shall have issued equity securities resulting in net proceeds to the Company equal to or in excess of $25 million in a single transaction after the date hereof, excluding Exempt Issuances.

(b) The Company shall provide each Investor notice at least five (5) Business Days in advance of the closing of any equity financing to which this Section 4.7 applies, which notice shall specify the terms and conditions of such financing. Each Investor shall notify the Company within such five (5) Business Day period if such Investor is electing to exercise its rights under this Section 4.7 with respect to such financing on such terms and conditions. Any Investor that fails to so notify the Company of such election within such five (5) Business Day period shall be deemed to have waived its rights under this Section 4.7 with respect to the financing described in the Company’s notice. Such waiver shall not affect such Investor’s rights to any additional equity financings to which this Section 4.7 applies.

(c) The Company shall have thirty (30) days from the expiration of the ten (10) Business Day offer period described above to offer, issue or sell all or any part of such offered securities as to which the Investors have not exercised their participation rights under this Section 4.7, but only upon terms and conditions that are not more favorable to the acquiring person or persons or less favorable to the Company than those set forth in the notice provided to the Investors by the Company pursuant to Section 4.7(b) hereof.

4.8 Equal Treatment of Investors. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents or in consideration of the exchange, redemption or repurchase of any Security unless the same consideration is also offered to all of the parties to the Transaction Documents. For clarification purposes, this provision constitutes a separate right granted to each Investor by the Company and negotiated separately by each Investor, and is intended for the Company to treat the Investors as a class and shall not in any way be construed as the Investors acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

4.9 Alternate Warrants. If the Board of Directors of the Company elects not to proceed with the transactions contemplated by the Transaction Documents for any reason other than a failure by the Investors to perform the conditions precedent set forth in Section 5.2, the Company shall promptly issue to the Investors, in the aggregate, a number of warrants (the “Alternate Warrants”) equal to 19.9% of the outstanding shares of Common Stock of the Company as of the date hereof. The Alternate Warrants shall be substantially in the form of the warrant attached hereto as Exhibit A except that the exercise price of the Alternate Warrants shall be equal to $0.34 per share. If issued, the Alternate Warrants shall be distributed to each Investor on a pro rata basis based upon a fraction, the numerator of which is equal to the amount of the aggregate Per Share Price committed to by the Investor and the denominator of which is equal to the Purchase Price.

ARTICLE V

CONDITIONS

5.1 Conditions Precedent to the Obligations of the Investors. The obligation of each Investor to acquire Securities at the Closing is subject to the satisfaction or waiver by such Investor, at or before the Closing, of each of the following conditions:

(a) Stockholder Approval. Prior to the Closing, the Company shall have received the Stockholder Approval.

(b) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the date when made and as of the Closing as though made on and as of such date, other than with respect to representations and warranties of the Company which are qualified by materiality or by Material Adverse Effect, which shall be true and correct in all respects (provided, that any representation made “as of the date hereof” shall be deemed, for purposes of this section, to be made as of the Closing Date).

(c) Performance. The Company and each other Investor shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing, other than with respect to covenants, agreements and conditions of the Company which are qualified by materiality or by Material Adverse Effect, which shall be complied with in all respects.

(d) Consents. The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Shares at the Closing, all of which shall be and remain so long as necessary in full force and effect.

(e) No Suspensions of Trading in Common Stock; Listing. Trading in the Common Stock shall not have been suspended by the SEC or any Trading Market (except for any suspensions of trading of not more than one Trading Day solely to permit dissemination of material information regarding the Company) at any time since the date of execution of this Agreement, and the Common Stock shall have been at all times since such date listed for trading on a Trading Market.

(f) Absence of Litigation. No action, suit or proceeding by or before any court or any governmental body or authority, against the Company or any Subsidiary or pertaining to the transactions contemplated by this Agreement or their consummation, shall have been instituted on or before the Closing Date, which action, suit or proceeding would, if determined adversely, reasonably be expected to have a Material Adverse Effect on the ability of the Company to consummate the transactions contemplated hereby.

(g) Company Deliverables. The Company shall have delivered the Company Deliverables in accordance with Section 2.2(a).

(h) No Change to Investors. There shall have been no change to the identity of the Investors, the number of Shares that each such Investor is purchasing under this Agreement or the aggregate amount of the Purchase Price.

5.2 Conditions Precedent to the Obligations of the Company. The obligation of the Company to sell the Securities at the Closing is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:

(a) Representations and Warranties. The representations and warranties of the Investors contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of such date, other than with respect to representations and warranties of the Investors which are qualified by materiality or by Material Adverse Effect, which shall be true and correct in all respects (provided, that any representation made “as of the date hereof” shall be deemed, for purposes of this section, to be made as of the Closing Date).

(b) Performance. The Investors shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Investors at or prior to the Closing, other than with respect to covenants, agreements and conditions of the Investors which are qualified by materiality or by Material Adverse Effect, which shall be complied with in all respects.

(c) Investors Deliverables. Such Investor shall have delivered its share of the Purchase Price in accordance with Section 2.2(b).

ARTICLE VI

REGISTRATION RIGHTS

6.1 Registration Statement.

(a) As promptly as possible, and in any event on or prior to the Filing Date, the Company shall prepare and file with the SEC a Registration Statement covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415; provided, however, that if at any time the SEC takes the position that the offering of some or all of the Registrable Securities in a Registration Statement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 as a result of a characterization by the SEC of the transaction described by the Registration Statement as a primary offering by the Company, the Company shall use its Best Efforts to persuade the SEC that the offering contemplated by the Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415. In the event that, despite the Company’s Best Efforts and compliance with the terms of this Section 6.1(a) the SEC refuses to alter its position, the Company shall, upon obtaining consent of the Investors, (i) remove from the Registration Statement such portion of the Registrable Securities (the “Cut Back Shares”) and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the SEC may require to assure the Company’s compliance with the requirements of Rule 415. Any Registrable Securities not able to be included in the Registration Statement shall reduce the number of Registrable Securities of each Investor covered by such Registration Statement on a pro-rata basis based on the number of Registrable Securities issued or issuable to each Investor, and the Company shall have no liability to any Investor pursuant to Section 6.1(d) or otherwise as a result of the filing of a Registration Statement covering less than all of the Registrable Securities under the circumstances described in this proviso. As soon as practicable following such intervening period of time as shall be required by the SEC prior to the filing thereof, the Company shall file one or more additional registration statements covering the resale of the Cut Back Shares. With regard to any such new Registration Statement, all of the provisions of this Section 6.1 shall again be applicable to the Cut Back Shares. For purposes of any such new Registration Statement, the Filing Date shall be deemed to be ten (10) Business Days after such intervening period of time as shall be required by the SEC prior to the filing thereof and the Required Effectiveness Date shall be deemed to be the date which is the earliest of (a) ninety (90) days after the filing thereof or (b) five (5) Trading Days after the Company receives notification from the SEC that such Registration Statement will not become subject to review. The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance with the Securities Act and the Exchange Act) and shall contain (except if otherwise directed by the Investors or requested by the SEC) the “Plan of Distribution” in substantially the form attached hereto as Exhibit D (except if otherwise required pursuant to written comments received from the SEC upon a review of such Registration Statement).

(b) The Company shall use its reasonable Best Efforts to cause the Registration Statement to be declared effective by the SEC as promptly as possible after the filing thereof, but in any event prior to the Required Effectiveness Date, and shall use its reasonable Best Efforts to keep the Registration Statement continuously effective under the Securities Act until the earlier of the date that all Registrable Securities covered by such Registration Statement have been sold or can be sold publicly under Rule 144 without volume restrictions (the “Effectiveness Period”); provided that, upon notification by the SEC that a Registration Statement will not be reviewed or is no longer subject to further review and comments, the Company shall request acceleration of such Registration Statement within five (5) Trading Days after receipt of such notice and request that it become effective on 4:00 p.m. New York City time on the Effective Date and file a prospectus supplement for any Registration Statement, whether or not required under Rule 424 (or otherwise), by 9:00 a.m. New York City time the day after the Effective Date.

(c) The Company shall notify the Investors in writing promptly (and in any event within two (2) Trading Days) after receiving notification from the SEC that the Registration Statement has been declared effective.

(d) Should an Event (as defined below) occur, then upon the occurrence of such Event, and on every monthly anniversary thereof until the applicable Event is cured, the Company shall pay to each Investor an amount in cash, as liquidated damages and not as a penalty, as follows: after each Event, equal to one percent (1.0%) for the first month (or a pro rata portion thereof if less than a full month), and two percent (2.0%) for each month thereafter (or a pro rata portion thereof, if less than a full month), of (i) the number of Shares held by such Investor as of the date of such Event, multiplied by (ii) the Per Share Price; provided, however, that the total amount of payments pursuant to this Section 6.1(d) shall not exceed, when aggregated with all such payments paid to all Investors, ten percent (10%) of the aggregate purchase price of the Securities purchased pursuant to this Agreement. The payments to which an Investor shall be entitled pursuant to this Section 6.1(d) are referred to herein as “Event Payments.” Any Event Payments payable pursuant to the terms hereof shall apply on a pro rated basis for any portion of a month prior to the cure of an Event. In the event the Company fails to make Event Payments in a timely manner, such Event Payments shall bear interest at the rate of one percent (1.0%) per month (pro rated for partial months) until paid in full. All pro rated calculations made pursuant to this paragraph shall be based upon the actual number of days in such pro rated month. Notwithstanding the foregoing, the maximum payment to an Investor associated with all Events in the aggregate shall not exceed (i) in any thirty (30)-day period, an aggregate of two percent (2.0%) of the purchase price paid by such Investor for its Shares then held (plus interest accrued thereon, if applicable) and (ii) ten percent (10.0%) of the purchase paid by such Investor for its Shares then held.

For such purposes, each of the following shall constitute an “Event”:

(i) the Registration Statement is not filed on or prior to the Filing Date;

(ii) the Registration Statement is not declared effective on or prior to the Required Effectiveness Date;

(iii) except as provided for in Section 6.1(e) (the “Excluded Events”), after the Effective Date and during the Effectiveness Period, an Investor is not permitted to sell Registrable Securities under the Registration Statement (or a subsequent Registration Statement filed in replacement thereof) for any reason (other than the fault of such Investor) for three (3) or more Trading Days (whether or not consecutive);

(iv) except as a result of the Excluded Events, the Common Stock is not listed or quoted, or is suspended from trading, on an Eligible Market for a period of three (3) Trading Days (which need not be consecutive Trading Days) during the Effectiveness Period;

(v) with respect to an Investor, the Company fails for any reason to deliver a certificate evidencing any Securities to such Investor within five (5) Trading Days after delivery of such certificate is required pursuant to any Transaction Document or the exercise rights of the Investors pursuant to the Warrants are otherwise suspended for any reason; or

(vi) during the Effectiveness Period, except as a result of the Excluded Events, the Company fails to have any Shares listed or quoted on an Eligible Market.

(e) Notwithstanding anything in this Agreement to the contrary, the Company may, by written notice to the Investors, suspend sales under a Registration Statement after the Effective Date thereof and/or require that the Investors immediately cease the sale of shares of Common Stock pursuant thereto and/or defer the filing of any subsequent Registration Statement if the Board of Directors determines in good faith that (A) it would be materially detrimental to the Company (other than as relating solely to the price of the Common Stock) to maintain a Registration Statement at such time or (B) it is in the best interests of the Company to suspend sales under such registration at such time. Upon receipt of such notice, each Investor shall immediately discontinue any sales of Registrable Securities pursuant to such registration until such Investor is advised in writing by the Company that the current Prospectus or amended Prospectus, as applicable, may be used. In no event, however, shall this right be exercised to suspend sales beyond the period during which (in the good faith determination of the Company’s Board of Directors) the failure to require such suspension would be materially detrimental to the Company. The Company’s rights under this Section 6(e) may be exercised for a period of no more than thirty (30) Trading Days at a time (which may be consecutive) and not more than three (3) times in any twelve (12)-month period, without such suspension being considered as part of an Event Payment determination. Immediately after the end of any suspension period under this Section 6(e), the Company shall take all necessary actions (including filing any required supplemental prospectus) to restore the effectiveness of the applicable Registration Statement and the ability of the Investors to publicly resell their Registrable Securities pursuant to such effective Registration Statement.

(f) The Company shall not, from the date hereof until the Effective Date of the Registration Statement, prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than any registration statement or post-effective amendment to a registration statement (or supplement thereto) relating to the Company’s employee benefit plans registered on Form S-8.

6.2 Registration Procedures. In connection with the Company’s registration obligations hereunder, the Company shall:

(a) Not less than five (5) Trading Days prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto, furnish via email to those Investors who have supplied the Company with email addresses copies of all such documents proposed to be filed, which documents (other than any document that is incorporated or deemed to be incorporated by reference therein) will be subject to the review of such Investors. The Company shall reflect in each such document when so filed with the SEC such comments regarding the Investors and the plan of distribution as the Investors may reasonably and promptly propose no later than four (4) Trading Days after the Investors have been so furnished with copies of such documents as aforesaid.

(b) (i) Subject to Section 6.1(e), prepare and file with the SEC such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective, as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the SEC such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible, and in any event within twelve (12) Trading Days (except to the extent that the Company reasonably requires additional time to respond to accounting comments), to any comments received from the SEC with respect to any Registration Statement or any amendment thereto; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance with the intended methods of disposition by the Investors thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

(c) Notify the Investors as promptly as reasonably possible, and (if requested by the Investors confirm such notice in writing no later than two (2) Trading Days thereafter) of any of the following events: (i) the

SEC notifies the Company whether there will be a “review” of any Registration Statement; (ii) the SEC comments in writing on any Registration Statement; (iii) any Registration Statement or any post-effective amendment is declared effective; (iv) the SEC or any other Federal or state governmental authority requests any amendment or supplement to any Registration Statement or Prospectus or requests additional information related thereto; (v) the SEC issues any stop order suspending the effectiveness of any Registration Statement or initiates any Proceedings for that purpose; (vi) the Company receives notice of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or the initiation or threat of any Proceeding for such purpose; or (vii) the financial statements included in any Registration Statement become ineligible for inclusion therein or any Registration Statement or Prospectus or other document contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d) Use its commercially reasonable efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of any Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as possible.

(e) If requested by an Investor, provide such Investor without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the SEC.

(f) Promptly deliver to each Investor, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Investors in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto to the extent permitted by federal and state securities laws and regulations.

(g) (i) In the time and manner required by each Trading Market, prepare and file with such Trading Market an additional shares listing application covering all of the Registrable Securities; (ii) take all steps necessary to cause such Shares and Warrant Shares to be approved for listing on each Trading Market as soon as possible thereafter; (iii) provide to each Investor evidence of such listing; and (iv) except as a result of the Excluded Events, during the Effectiveness Period, maintain the listing of such Shares and Warrant Shares on each such Trading Market or another Eligible Market.

(h) Prior to any public offering of Registrable Securities, use its Best Efforts to register or qualify or cooperate with the selling Investors in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Investor requests in writing, to keep each such registration or qualification (or exemption therefrom) effective for so long as required, but not to exceed the duration of the Effectiveness Period, and to do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(i) Cooperate with the Investors to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by this Agreement and under law, of all restrictive legends, and to enable such certificates to be in such denominations and registered in such names as any such Investors may reasonably request.

(j) Upon the occurrence of any event described in Section 6.2(c)(vii), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(k) Cooperate with any reasonable due diligence investigation undertaken by the Investors in connection with the sale of Registrable Securities, including, without limitation, by making available documents and information; provided that the Company will not deliver or make available to any Investor material, nonpublic information unless such Investor requests in advance in writing to receive material, nonpublic information and agrees to keep such information confidential.

(l) Comply with all rules and regulations of the SEC applicable to the registration of the Securities.

(m) It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of any particular Investor or to make any Event Payments set forth in Section 6.1(d) to such Investor that such Investor furnish to the Company the information specified in Exhibits B-1, B-2 and B-3 hereto and such other information regarding itself, the Registrable Securities and other shares of Common Stock held by it and the intended method of disposition of the Registrable Securities held by it (if different from the Plan of Distribution set forth on Exhibit D hereto) as shall be reasonably required to effect the registration of such Registrable Securities and shall complete and execute such documents in connection with such registration as the Company may reasonably request.

(n) The Company shall comply with all applicable rules and regulations of the SEC under the Securities Act and the Exchange Act, including, without limitation, Rule 172 under the Securities Act, file any final Prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the Securities Act, promptly inform the Investors in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Investors are required to make available a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder.

6.3 Registration Expenses. The Company shall pay all fees and expenses incident to the performance of or compliance with Article VI of this Agreement by the Company, including without limitation (a) all registration and filing fees and expenses, including without limitation those related to filings with the SEC, any Trading Market and in connection with applicable state securities or Blue Sky laws, (b) printing expenses (including without limitation expenses of printing certificates for Registrable Securities), (c) messenger, telephone and delivery expenses, (d) fees and disbursements of counsel for the Company, (e) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, and (f) all listing fees to be paid by the Company to the Trading Market.

6.4 Indemnification.

(a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Investor, the officers, directors, partners, members, agents and employees of each of them, each Person who controls any such Investor (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, managers, members, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all Losses, as incurred, arising out of or relating to (i) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby or (ii) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of Company prospectus or in any amendment or supplement thereto or in any Company preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (A) such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding such Investor furnished in writing to the Company by such Investor for use therein, or to the extent that such information relates to such Investor or such Investor’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved by such Investor in writing expressly for use in the Registration Statement, or (B) with respect to any prospectus, if the untrue statement or omission of material fact contained in such prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, if such corrected prospectus was timely made available by the Company to the Investor, and the Investor seeking indemnity hereunder was advised in writing not to use the incorrect prospectus prior to the use giving rise to Losses.

(b) Indemnification by Investors. Each Investor shall, severally and not jointly, indemnify and hold harmless the Company and its directors, officers, agents and employees to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising solely out of any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising out of or relating to any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, but only to the extent that (i) such untrue statements or omissions are based solely upon information regarding such Investor furnished to the Company by such Investor in writing expressly for use therein, or to the extent that such information relates to such Investor or such Investor’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Investor expressly for use in the Registration Statement (it being understood that the information provided by the Investor to the Company in Exhibits B-1, B-2 and B-3 and the Plan of Distribution set forth on Exhibit D, as the same may be modified by such Investor constitutes information reviewed and expressly approved by such Investor in writing expressly for use in the Registration Statement), such Prospectus or such form of prospectus or in any amendment or supplement thereto. In no event shall the liability of any selling Investor hereunder be greater in amount than the dollar amount of the net proceeds received by such Investor upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel reasonably satisfactory to the indemnifying party that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of separate counsel shall be at the expense of the Indemnifying Party). It shall be understood, however, that the Indemnifying Party shall not, in connection with any one such Proceeding (including separate Proceedings that have been or will be consolidated before a single judge) be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties, which firm shall be appointed by a majority of the Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within twenty (20) Trading Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

(d) Contribution. If the indemnification under Section 6.4(a) or (b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 6.4(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

(e) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6.4(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6.4(d), no Investor shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Investor from the sale of the Registrable Securities subject to the Proceeding exceed the amount of any damages that such Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(f) The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6.5 Dispositions. Each Investor agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement and shall sell its Registrable Securities in accordance with the Plan of Distribution set forth in the Prospectus. Each Investor further agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Sections 6.2(c)(v), (vi) or (vii), such Investor will discontinue disposition of such Registrable Securities under the Registration Statement until such Investor is advised in writing by the Company that the use of the Prospectus, or amended Prospectus, as applicable, may be resumed. The Company may provide appropriate stop orders to enforce the provisions of this paragraph. Each Investor, severally and not jointly with the other Investors, agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.1 is predicated upon the Company’s reliance that the Investor will comply with the provisions of this subsection. Both the Company and the Transfer Agent, and their respective directors, officers, employees and agents, may rely on this subsection.

6.6 No Piggyback on Registrations. Neither the Company nor any of its security holders (other than the Investors in such capacity pursuant hereto and the Excluded Investors) may include securities of the Company in the Registration Statement other than the Registrable Securities.

ARTICLE VII

MISCELLANEOUS

7.1 Termination. This Agreement may be terminated by the Company or any Investor, by written notice to the other parties, if between the date hereof and the Closing: (A) the Company shall have breached any of its representations, warranties, covenants or obligations contained herein, which breach would result in the failure to satisfy any condition set forth in Section 5.1 at the time of the Closing and which the Company would be incapable of curing prior to the Closing Date, (B) the Stockholder Approval shall not have been obtained by the date that is ninety-one (91) days after the date hereof or (C) the Closing shall not have been consummated on or before the date that is ten (10) Trading Days after the date that the Company obtains the Stockholder Approval; provided, however, that no such termination will affect the right of any party to sue for any breach by the other party (or parties). The Company and the Investor(s) may extend the termination of this Agreement by mutual written agreement.

7.2 Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement; provided, however, that if (i) the Company fails to hold the Stockholder Meeting within ninety (90) days from the date hereof or (ii) the Stockholder Approval is not obtained at the Stockholder Meeting, the Company shall reimburse the Investors for their reasonable fees and expenses, including fees of their advisers, counsel, accountants and other experts, if any, actually incurred incident to the negotiation, execution, delivery and performance of the Transaction Documents; provided, further, however, that the Company shall not be obligated to reimburse any individual Investor more than $10,000 under this Section 7.2. The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the sale and issuance of the applicable Securities.

7.3 Entire Agreement. The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the Closing, and without further consideration, the Company will execute and deliver to the Investors such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

7.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile or email at the facsimile number or email address specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile or email at the facsimile number or email address specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of deposit with a nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The addresses, facsimile numbers and email addresses for such notices and communications are those set forth on the signature pages hereof, or such other address or facsimile number as may be designated in writing hereafter, in the same manner, by any such Person.

7.5 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each of the Investors or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Investors under Article VI may be given by Investors holding at least a majority of the Registrable Securities to which such waiver or consent relates.

7.6 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

7.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investors. Any Investor may assign its rights under this Agreement to any Person to whom such Investor assigns or transfers any Securities; provided, (i) such transferor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company after such assignment, (ii) the Company is furnished with written notice of (x) the name and address of such transferee or assignee and (y) the Registrable Securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (iv) such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the “Investors” and (v) such transfer shall have been made in accordance with the applicable requirements of this Agreement and with all laws applicable thereto.

7.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that each Indemnified Party is an intended third party beneficiary of Section 6.4 and (in each case) may enforce the provisions of such Section directly against the parties with obligations thereunder.

7.9 Governing Law; Venue; Waiver of Jury Trial. THE CORPORATE LAWS OF THE STATE OF DELAWARE SHALL GOVERN ALL ISSUES CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND ITS STOCKHOLDERS. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE COMPANY AND INVESTORS HEREBY IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE

JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN FOR THE ADJUDICATION OF ANY DISPUTE BROUGHT BY THE COMPANY OR ANY INVESTOR HEREUNDER, IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVE, AND AGREE NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY THE COMPANY OR ANY INVESTOR, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, OR THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. THE COMPANY AND INVESTORS HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY.

7.10 Survival. The representations and warranties, agreements and covenants contained herein shall survive the Closing.

7.11 Execution. This Agreement may be executed in two (2) or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or email attachment, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or email-attached signature page were an original thereof.

7.12 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

7.13 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Investor exercises a right, election, demand or option owed to such Investor by the Company under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then, prior to the performance by the Company of the Company’s related obligation, such Investor may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

7.14 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company for any losses in connection therewith. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

7.15 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Investors and the Company will be entitled to seek specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation (other than in connection with any action for a temporary restraining order) the defense that a remedy at law would be adequate.

7.16 Payment Set Aside. To the extent that the Company makes a payment or payments to any Investor hereunder or any Investor enforces or exercises its rights hereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company by a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

7.17 Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof, each reference in any Transaction Document to a number of shares or a price per share shall be amended to appropriately account for such event.

7.18 Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Documents. The decision of each Investor to purchase Securities pursuant to this Agreement has been made by such Investor independently of any other Investor and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Investor or by any agent or employee of any other Investor, and no Investor or any of its agents or employees shall have any liability to any other Investor (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no other Investor will be acting as agent of such Investor in connection with monitoring its investment hereunder. Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any Proceeding for such purpose.

SIGNATURE PAGES TO FOLLOW

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

THRESHOLD PHARMACEUTICALS, INC.

By:
Name:
Title:

Address for Notice:

1300 Seaport Boulevard Redwood City, CA 94063 Tel: (650) 474-8200 Fax: (650) 474-2529 Attn: Joel A. Fernandes, Senior Director, Finance and Controller

With a copy to:

Morrison & Foerster LLP 755 Page Mill Road Palo Alto, California 94304 Tel: (650) 813-5640 Fax: (650) 494-0792 Attn: Stephen B. Thau, Esq.

COMPANY SIGNATURE PAGE

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of July 9, 2008 (the “Purchase Agreement”) by and among Threshold Pharmaceuticals, Inc. and the Investors (as defined therein), as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

By:
Name:
Title:

Address:

Telephone No.:

Facsimile No.:

Email Address:

Number of Shares:

Number of Warrants:

Purchase Price: $

Delivery Instructions (if different than above):

c/o:

Address:

Telephone No.:

Facsimile No.:

Other Special Instructions:

Schedule 3.1(f)

CAPITALIZATION

None.

Schedule 3.1(g)

SEC REPORTS

None.

Annex B

FORM OF WARRANT

NEITHER THESE SECURITIES NOR THE SECURITIES FOR WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

THRESHOLD PHARMACEUTICALS, INC.

WARRANT

Warrant No. [ ]	Dated: [ ], 2008

Threshold Pharmaceuticals, Inc., a Delaware corporation (the “Company”), hereby certifies that, for value received,              or its registered assigns (the “Holder”), is entitled to purchase from the Company up to a total of              shares of common stock, $0.001 par value per share (the “Common Stock”), of the Company (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”) at an exercise price equal to $0.39 per share (as adjusted from time to time as provided in Section 9, the “Exercise Price”), at any time and on or after the date hereof (the “Initial Exercise Date”) and through and including the date that is sixty (60) months from the date hereof (the “Expiration Date”), subject to the following terms and conditions. This Warrant (this “Warrant”) is one of a series of similar warrants issued pursuant to that certain Securities Purchase Agreement, dated as of July 9, 2008, by and among the Company and the Investors identified therein (the “Purchase Agreement”). All such warrants are referred to herein, collectively, as the “Warrants.”

1. Definitions. In addition to the terms defined elsewhere in this Warrant, capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Purchase Agreement.

2. Registration of Warrant. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of record of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

3. Registration of Transfers. The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Company at its address specified in the Purchase Agreement. Upon any such registration of transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Warrant.

4. Exercise and Duration of Warrants.

(a) This Warrant shall be exercisable by the registered Holder at any time and from time to time on or after the Initial Exercise Date and including the Expiration Date. At 6:30 P.M., New York City time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value.

(b) A Holder may exercise this Warrant by delivering to the Company (i) an exercise notice, in the form attached hereto (the “Exercise Notice”), appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares as to which this Warrant is being exercised (which may take the form of a “cashless exercise” if so indicated in the Exercise Notice), and the date such items are delivered to the Company (as determined in accordance with the notice provisions hereof) is an “Exercise Date.” The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder. Execution and delivery of the Exercise Notice shall have the same effect as cancellation of the original Warrant and issuance of a New Warrant evidencing the right to purchase the remaining number of Warrant Shares.

5. Delivery of Warrant Shares.

(a) Upon exercise of this Warrant, the Company shall promptly issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate for the Warrant Shares issuable upon such exercise, free of restrictive legends unless a legend is required to be placed on the certificate pursuant to Section 4.1 of the Purchase Agreement. The Holder, or any Person so designated by the Holder to receive Warrant Shares, shall be deemed to have become the holder of record of such Warrant Shares as of the Exercise Date. The Company shall, upon the written request of the Holder and provided that the Transfer Agent is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program, use its commercially reasonable efforts, to credit such aggregate number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the Holder’s or its designee’s balance account with DTC through its Deposit Withdrawal Agent Commission system (“DWAC”); provided, that the Holder provides the Company the reasonably necessary details to effect the foregoing DWAC delivery.

(b) This Warrant is exercisable, either in its entirety or, from time to time, for a portion of the number of Warrant Shares. Upon surrender of this Warrant following one or more partial exercises, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares.

(c) If within three Trading Days after the Company’s receipt of an Exercise Notice the Company shall fail to issue and deliver a certificate to the Holder and register the shares of Common Stock issuable pursuant to the Exercise Notice on the Company’s share register or credit the Holder’s balance account with DTC for the number of shares of Common Stock to which the Holder is entitled upon such exercise, and if on or after such Trading Day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of shares of Common Stock issuable upon such exercise that the Holder anticipated receiving from the Company (a “Buy-In”), then the Company shall, within three Trading Days after the Holder’s request and in the Holder’s discretion, either (i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such shares of Common Stock) or credit such Holder’s balance account with DTC shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such shares of Common Stock or credit such Holder’s balance account with DTC and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Bid Price on the date of exercise. For purposes of this Warrant, “Closing Bid Price” shall mean, for any security as of any date, the last closing bid price for such security on the Trading Market, as reported by the Bloomberg Financial Markets (“Bloomberg”), or, if the Trading Market begins to operate on an extended hours basis and does not designate the closing bid price, then the last bid price of such security prior to 4:00:00 p.m., New York Time, as reported by Bloomberg, or, if the Trading Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the Eligible Market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Closing Bid Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder.

(d) The Company’s obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon exercise of this Warrant as required pursuant to the terms hereof.

6. Charges, Taxes and Expenses. Issuance and delivery of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

7. Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable bond or indemnity, if requested. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe.

8. Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of persons other than the Holder (after giving effect to the adjustments and restrictions of Section 9, if any). The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable. The Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any securities exchange or automated quotation system upon which the Common Stock may be listed.

9. Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.

(a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

(b) Pro Rata Distributions. If the Company, at any time while this Warrant is outstanding, distributes to holders of Common Stock (i) evidences of its indebtedness, (ii) any security (other than a distribution of Common Stock covered by the preceding paragraph), (iii) rights or warrants to subscribe for or purchase any security, or (iv) cash or any other asset (in each case, “Distributed Property”), then in each such case the Holder shall be entitled upon exercise of this Warrant for the purchase of any or all of the Warrant Shares, to receive the amount of Distributed Property which would have been payable to the Holder had such Holder been the holder of such Warrant Shares on the record date for the determination of stockholders entitled to such Distributed Property. The Company will at all times set aside in escrow and keep available for distribution to such holder upon exercise of this Warrant a portion of the Distributed Property to satisfy the distribution to which such Holder is entitled pursuant to the preceding sentence.

(c) Fundamental Transactions. If, at any time while this Warrant is outstanding, (i) the Company effects any merger or consolidation of the Company with or into another Person, (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock owning more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the Person or Persons making or affiliated with the Persons making the tender or exchange offer) tender or exchange their shares for other securities, cash or property, or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of shares of Common Stock covered by Section 9(a) above) (in any such case, a “Fundamental Transaction”), then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant (the “Alternate Consideration”). The aggregate Exercise Price for this Warrant will not be affected by any such Fundamental Transaction, but the Company shall apportion such aggregate Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. At the Holder’s request, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant consistent with the foregoing provisions and evidencing the Holder’s right to purchase the Alternate Consideration for the aggregate Exercise Price upon exercise thereof. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (c) and insuring that the Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

(d) Subsequent Equity Sales. If the Company at any time while this Warrant is outstanding, shall sell or grant any option to purchase, or sell or grant any right to reprice, or otherwise issue any Common Stock or Common Stock Equivalents (as defined below) entitling any person to acquire shares of Common Stock, at an effective price per share less than the then Exercise Price (such lower price, the “Base Share Price” and such issuances collectively, a “Dilutive Issuance”) (if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share which is less than the Exercise Price, such issuance shall be deemed to have occurred for less than the Exercise Price on such date of the Dilutive Issuance), then if such Dilutive Issuance shall occur, the Exercise Price shall be reduced to be equal to the Base Share Price. Notwithstanding the foregoing, no adjustments shall be made, paid or issued under this Section 9(d) in respect of an Exempt Issuance. For purposes of this Warrant: Common Stock Equivalents shall mean securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, shares of Common Stock; and Exempt Issuance shall mean the issuance of: (a) shares of Common Stock or Common Stock Equivalents, or options to employees, officers or directors of the Company pursuant to any stock or option plan duly adopted for such purpose by the Board of Directors or a majority of the members of a committee established for such purpose by the Board of Directors; (b) securities upon the exercise of this Warrant and/or the exercise or conversion of Common Stock Equivalents issued and outstanding on the date of this Warrant; provided, that such securities have not been amended since the date of this Warrant to increase the number of such securities or to decrease the exercise, exchange or conversion price of such securities; (c) securities issuable in accordance with existing obligations of the Company to Company employees, officers, directors, consultants or agents; (d) securities issuable to any employees or former agents of the Company in satisfaction of or in settlement of any disputes or controversies concerning the terms of such person’s employment or separation from the Company; (e) securities issued for consideration other than cash pursuant to a merger, consolidation, acquisition, licensing or similar business combination the primary purpose of which is not to raise equity capital; (f) securities issued in connection with any stock split, stock dividend, recapitalization or similar transaction by the Company; (g) securities issued as consideration, whether in whole or in part, to any person or entity for providing services or supplying goods to the Company; (h) securities issued to any entity which is or will be, itself or through its subsidiaries or affiliates, an operating company in a business related to or complementary with the business of the Company and in which the Company receives material benefits in addition to the investment of funds; (i) securities issued pursuant to any equipment leasing arrangement; and (j) securities issued to pay all or a portion of any investment banking, finders or similar fee or commission, which entitles the holders thereof to acquire shares of Common Stock at a price not less than the market price of the Common Stock on the date of such issuance and which is not subject to any adjustments other than on account of stock splits and reverse stock splits.

(e) Number of Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant to Section 9(a), the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be adjusted proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the increased or decreased number of Warrant Shares, as applicable, shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

(f) Calculations. All calculations under this Section 9 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

(g) Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 9, the Company at its expense will promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Transfer Agent.

(h) Notice of Corporate Events. If the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any Subsidiary, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction, at least ten calendar days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to exercise this Warrant prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

10. Payment of Exercise Price. The Holder shall pay the Exercise Price (i) in cash in immediately available funds or (ii) through a “cashless exercise,” in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

X = Y [(A-B)/A]

where:

X = the number of Warrant Shares to be issued to the Holder.

Y = the number of Warrant Shares with respect to which this Warrant is being exercised.

A = the average of the Closing Prices for the five Trading Days immediately prior to (but not including) the Exercise Date.

B = the Exercise Price.

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Purchase Agreement.

11. Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. If any fraction of a Warrant Share would, except for the provisions of this Section, be issuable upon exercise of this Warrant, the number of Warrant Shares to be issued will be rounded up to the nearest whole share.

12. Notices. Any and all notices or other communications or deliveries hereunder (including without limitation any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in the Purchase Agreement prior to 6:30 p.m. (New York City time) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in the Purchase Agreement on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices or communications shall be as set forth in the Purchase Agreement with respect to the Company and, with respect to the Holder, the Holder’s last address as shown on the Warrant Register.

13. Warrant Agent. The Company shall serve as warrant agent under this Warrant. Upon 30 days’ notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or stockholder services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder’s last address as shown on the Warrant Register.

14. Investment Intent; Limited Transferability.

(a) The Holder represents, by accepting this Warrant, that it understands that this Warrant and any securities obtainable upon exercise of this Warrant have not been registered for sale under Federal or state securities or blue sky laws and are being offered and issued to the Holder pursuant to one or more exemptions from the registration requirements of such securities laws. In the absence of an effective registration of such securities or an exemption therefrom, any certificates for such securities shall bear a legend substantially similar to the legend set forth on the first page hereof. The Holder understands that it must bear the economic risk of its investment in this Warrant and any securities obtainable upon exercise of this Warrant for an indefinite period of time, as this Warrant and such securities have not been registered under Federal or state securities or blue sky laws.

(b) The Holder represents that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of this Warrant or the exercise of the Warrant and the finance operations and business of the Company; and (ii) the opportunity to request such additional information which the Company possesses or can acquire without unreasonable effort or expense. Nothing contained in this Section 14(b) shall alter, amend or change the Holder’s reliance on the representations, covenants or warranties contained herein.

(c) The Holder represents that it did not (i) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available, or (ii) attend any seminar, meeting or investor or other conference whose attendees were, to such Holder’s knowledge, invited by any general solicitation or general advertising.

(d) The Holder represents that it is an “accredited investor” within the meaning of Regulation D promulgated under the Securities Act and that it is acquiring the Warrants for its own account and not with a present view to, or for sale in connection with, any distribution thereof in violation of the registration requirements of the Securities Act, without prejudice, however, to such Holder’s right, subject to the provisions of this Warrant, at all times to sell or otherwise dispose of all or any part of the Warrant and Warrant Shares.

(e) The Holder represents that it, either by reason of such Holder’s business or financial experience or the business or financial experience of its professional advisors (who are unaffiliated with and who are not compensated by the Company or any affiliate, finder or selling agent of the Company, directly or indirectly), has such sophistication, knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Company and the capacity to protect such Holder’s interests in connection with the transactions contemplated by this Warrant and the Purchase Agreement.

(f) The Holder represents that it has the ability to bear the economic risks of its investment for an indefinite period of time and could afford a complete loss of its investment.

(g) The Holder agrees and acknowledges that the representations made by the Holder in this Section 14 are conditions to the exercise of this Warrant.

15. [Limitation on Exercise. Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by the Holder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Securities Exchange Act of 1934 (“Exchange Act”), does not exceed [9.99]% (the “Maximum Percentage”) of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. Each delivery of an Exercise Notice hereunder will constitute a representation by the Holder that it has evaluated the limitation set forth in this paragraph and determined that issuance of the full number of Warrant Shares requested in such Exercise Notice is permitted under this paragraph. Upon the written or oral request of a Holder, the Company shall within two Trading Days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by such Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The Company’s obligation to issue shares of Common Stock in excess of the limitation referred to in this Section shall be suspended (and shall not terminate or expire notwithstanding any contrary provisions hereof) until such time, if any, as such shares of Common Stock may be issued in compliance with such limitation, but in no event later than the Expiration Date. By written notice to the Company, the Holder may waive the provisions of this Section or increase or decrease the Maximum Percentage to any other percentage specified in such notice, but (i) any such waiver or increase will not be effective until the 61st day after such notice is delivered to the Company, and (ii) any such waiver or increase or decrease will apply only to the Holder and not to any other holder of Warrants.]

16. Miscellaneous.

(a) Subject to the restrictions on transfer set forth on the first page hereof, this Warrant may be assigned by the Holder. This Warrant may not be assigned by the Company except to a successor in the event of a Fundamental Transaction. This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant. This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.

(b) The Company will not, by amendment of its governing documents or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any Warrant Shares above the amount payable therefor on such exercise, (ii) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares on the exercise of this Warrant, and (iii) will not close its stockholder books or records in any manner which interferes with the timely exercise of this Warrant.

(c) All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the laws of the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the city of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the transaction documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under Section 12 hereof and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The company hereby waives all rights to a trial by jury.

(d) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

(e) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,

SIGNATURE PAGE FOLLOWS

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

THRESHOLD PHARMACEUTICALS, INC.

By:
Name:
Title:

FORM OF EXERCISE NOTICE

(To be executed by the Holder to exercise the right to purchase shares of

Common Stock under the foregoing Warrant)

To Threshold Pharmaceuticals, Inc.:

The undersigned is the Holder of Warrant No.              (the “Warrant”) issued by Threshold Pharmaceuticals, Inc., a Delaware corporation (the “Company”). As a condition to this exercise, the undersigned Holder hereby represents and warrants to the Company that the representations and warranties set forth in Section 14 of the Warrant are true and correct as of the date hereof as if they had been made on such date with respect to the Warrant Shares. The undersigned Holder further acknowledges that the sale, transfer, assignment or hypothecation of the Warrant Shares to be issued upon exercise of this Warrant is subject to the terms and conditions contained in Section 14 [and Section 15] of this Warrant. Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Warrant.

1.	The Warrant is currently exercisable to purchase a total of Warrant Shares.

2.	The undersigned Holder hereby exercises its right to purchase Warrant Shares pursuant to the Warrant.

3.	The Holder intends that payment of the Exercise Price shall be made as (check one):

☐	“Cash Exercise” under Section 10

☐	“Cashless Exercise” under Section 10

4.	If the holder has elected a Cash Exercise, the holder shall pay the sum of $ to the Company in accordance with the terms of the Warrant.

5.	Pursuant to this exercise, the Company shall deliver to the holder Warrant Shares in accordance with the terms of the Warrant.

6.	Following this exercise, the Warrant shall be exercisable to purchase a total of Warrant Shares.

Dated: ,	Name of Holder:

(Print)

By:
Name:
Title:

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

Taxpayer Identification Number

ACKNOWLEDGED AND AGREED TO this day of , 200

THRESHOLD PHARMACEUTICALS, INC.

By:
Name:
Title:

FORM OF ASSIGNMENT

[To be completed and signed only upon transfer of Warrant]

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                                      the right represented by the within Warrant to purchase                                      shares of Common Stock of Threshold Pharmaceuticals, Inc. to which the within Warrant relates and appoints                                      attorney to transfer said right on the books of Threshold Pharmaceuticals, Inc. with full power of substitution in the premises. As a condition to this assignment, the Holder acknowledges that its assignee must deliver a written instrument to the Company that the representations and warranties of Section 14 of the Warrant are true and correct as of the date hereof as if they had been made by such assignee on such date with respect to the Warrants.

Dated:                             ,

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

Address of Transferee

Taxpayer Identification Number

In the presence of:

THRESHOLD PHARMACEUTICALS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 22, 2008

The undersigned hereby appoints Dr. Harold E. Selick and Dr. John G. Curd, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Threshold Pharmaceuticals, Inc. (the “Company”) that the stockholder is entitled to vote at the Special Meeting of Stockholders to be held on August 22, 2008 at 12:00 p.m., local time, at the Company’s principal executive offices located at 1300 Seaport Boulevard, Suite 500, Redwood City, California 94063, and any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on July 25, 2008 as the record date for determining the stockholders entitled to notice of and to vote at the Special Meeting of Stockholders, and any adjournment or postponement thereof.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL SET FORTH IN THIS PROXY. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED

POSTAGE-PAID ENVELOPE (UNLESS VOTING BY INTERNET OR TELEPHONE).

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

1.      Proposal to approve the sale and issuance of 53,823,530 shares of the Company’s Common Stock (subject to adjustment) for a purchase price equal to $0.34 per share (subject to adjustment) and warrants exercisable for a total of 21,529,413 shares of the Company’s Common Stock (subject to adjustment) at an exercise price equal to $0.39 per share (subject to adjustment) to those prospective investors who are party to the Securities Purchase Agreement (including certain officers and affiliates of the Company), in exchange for aggregate gross proceeds of $18.3 million and the issuance to the investors, on a pro rata basis, of a number of Alternate Warrants equal to, in the aggregate, 19.9% of the outstanding shares of common stock as of the date of the Securities Purchase Agreement if our Board of Directors elects not to proceed with the private placement, subject to certain exceptions.

For ☐	Against ☐	Abstain ☐

Authority is hereby given to the proxies identified on the front of this card to vote in their discretion upon such other business as may properly come before the meeting or any postponement or adjournment thereof.

Please sign exactly as your name appears on this proxy card. If shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, corporation, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or authorized officer. If a partnership, please sign in partnership name by authorized person.

Date

Printed Name of Stockholder

Signature

Signature

VOTE BY INTERNET, TELEPHONE OR MAIL

24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 p.m. Eastern Time the day prior to the day of the Special Meeting of Stockholders.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.proxyvoting.com/thld Use the internet to vote your proxy. Have your proxy card in hand when you access the website.	OR	Telephone 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.